Exhibit 10.3
EXECUTION VERSION
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
Dated as of March 30, 2011
among
PARK TOPANGA AIRCRAFT INC.,
TEMESCAL AIRCRAFT INC.,
BALLYSKY AIRCRAFT IRELAND LIMITED,
CHARMLEE AIRCRAFT INC.,
and
THE ADDITIONAL GRANTORS REFERRED TO HEREIN
as the Grantors
and
CITIBANK, N.A.,
as the Collateral Agent

Aircraft Mortgage and Security Agreement

i

SCHEDULES

Schedule I Aircraft Objects
Schedule II Pledged Equity Interests; Pledged Debt
Schedule III Trade Names
Schedule IV Chief Place of Business and Chief Executive or Registered Office
Schedule V Insurance

EXHIBITS

Exhibit A-1 Form of Collateral Supplement
Exhibit A-2 Form of Grantor Supplement
Exhibit B Form of Charge Over Shares of Irish Subsidiary Holdco
Exhibit C Form of Account Control Agreement
Exhibit D Form of FAA Aircraft Mortgage
Aircraft Mortgage and Security Agreement

ii

Exhibit E Form of FAA Aircraft Mortgage and Lease Assignment
Exhibit F Form of FAA Lease Assignment
Exhibit G Notice of Assignment
Aircraft Mortgage and Security Agreement

iii

AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
          This AIRCRAFT MORTGAGE AND SECURITY AGREEMENT (this “Agreement”), dated as of March 30, 2011, is made among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (the “Borrower”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), CHARMLEE AIRCRAFT INC., a California corporation (the “CA Subsidiary Holdco”) and the ADDITIONAL GRANTORS who from time to time become grantors under this Agreement (together with Parent Holdco, the Borrower, the Irish Subsidiary Holdco and the CA Subsidiary Holdco, the “Grantors”), and Citibank, N.A., a national banking association (“Citibank”), as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”).
PRELIMINARY STATEMENTS:
          (1) International Lease Finance Corporation (“ILFC”), the Borrower, Parent Holdco, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, the lenders identified therein (the “Lenders”), Citibank as the administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Agent have entered into the Term Loan Credit Agreement, dated as of the date hereof (the “Credit Agreement”), pursuant to which the Lenders will make the Loans to the Borrower.
          (2) ILFC is the direct or indirect owner of certain Aircraft and ILFC and certain of its Affiliates are parties to lease and sub-lease contracts with respect to such Aircraft.
          (3) The Grantors may from time to time grant additional security for the benefit of the Secured Parties, all in accordance with, and subject to the terms and conditions of this Agreement.
          (4) (a) Parent Holdco owns 100% of the outstanding capital stock of the Borrower, (b) the Borrower owns 100% of the outstanding capital stock of the CA Subsidiary Holdco and 100% of the Equity Interests of the Irish Subsidiary Holdco, (c) the Irish Subsidiary Holdco and the CA Subsidiary Holdco will acquire directly or indirectly (and subject to the Local Requirements Exception), from time to time, 100% of the Equity Interests in Owner Subsidiaries that will, from time to time on or after the Effective Date, acquire Pool Aircraft from ILFC or its Affiliates and (d) CA Subsidiary Holdco or Irish Subsidiary Holdco will acquire directly or indirectly (and subject to the Local Requirements Exception) 100% of the Equity Interests of any Intermediate Lessee that will, from time to time after the Effective Date, act as leasing intermediary with respect to certain Pool Aircraft.
          (5) The Grantors in each case party thereto have agreed pursuant to the Credit Agreement, and it is a condition precedent to the making of the Loans by the Lenders under the Credit Agreement, that the Grantors grant the security interests required by this Agreement.
          (6) Each Grantor will derive substantial direct and indirect benefit from the transactions described above.
Aircraft Mortgage and Security Agreement

          (7) Citibank is willing to act as the Collateral Agent under this Agreement.
          NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Agent for its respective benefit and the benefit of the other Secured Parties as follows:
ARTICLE I
DEFINITIONS
          Section 1.01 Definitions. (a) Certain Defined Terms. For the purposes of this Agreement, the following terms have the meanings indicated below:
          “1881 Act” has the meaning set forth in Section 2.21.
          “Account Collateral” has the meaning specified in Section 2.01(h).
          “Account Control Agreement” means the collateral account control agreement in the form attached hereto as Exhibit C in respect of the Collateral Account dated on or about the Effective Date among the Securities Intermediary, the Borrower and the Collateral Agent.
          “Acquisition Agreement” means any agreement to provide warranties in respect of a Pool Aircraft to a Grantor hereunder in connection with any agreement pursuant to which such Pool Aircraft has been or will be acquired by such Grantor to the extent permitted to be assigned without third party consent.
          “Additional Grantor” has the meaning specified in Section 8.01(b).
          “Agreed Currency” has the meaning specified in Section 8.07.
          “Agreement” has the meaning specified in the recital of parties to this Agreement.
          “Aircraft Documents” means all technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance and technical records in respect of a Pool Aircraft that are Owned by a Grantor and required pursuant to applicable law to be maintained with respect to such Pool Aircraft, and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time made, or required to be made, pursuant to applicable law, and in each case in whatever form and by whatever means or medium (including, without limitation, microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by the relevant Lessee.
          “Aircraft Objects” means, collectively, the Aircraft Objects (as defined in the Protocol) described on Schedule I hereto, as supplemented by each Collateral Supplement and Grantor Supplement.
          “Aircraft Purchase Collateral” has the meaning specified in Section 2.01(g).
Aircraft Mortgage and Security Agreement

          “Airframe” means, individually, each of the airframes described on Schedule I hereto, as supplemented by any Collateral Supplement or Grantor Supplement.
          “Assigned Agreement Collateral” has the meaning specified in Section 2.01(f).
          “Assigned Agreements” has the meaning specified in Section 2.01(f)(i).
          “Assigned Documents” means, collectively, the Assigned Agreements, the Assigned Leases and the Acquisition Agreements.
          “Assigned Lease Documents” means, collectively, the Assigned Agreements and the Assigned Leases.
          “Assigned Leases” has the meaning specified in Section 2.01(b).
          “Beneficial Interest Collateral” has the meaning specified in Section 2.01(e).
          “Borrower” has the meaning specified in the preliminary statements of this Agreement.
          “Certificated Security” means a certificated security (as defined in Section 8-102(a)(4) of the UCC) other than a Government Security.
          “Chattel Paper Original” has the meaning specified in Section 2.05.
          “Citibank” has the meaning specified in the recital of parties to this Agreement.
          “Collateral” has the meaning specified in Section 2.01.
          “Collateral Agent” has the meaning specified in the recital of parties to this Agreement.
          “Collateral Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-1 executed and delivered by a Grantor.
          “Credit Agreement” has the meaning specified in the preliminary statements to this Agreement.
          “Eligible Institution” means (a) Citibank in its capacity as the Collateral Agent under this Agreement; (b) any bank not organized under the laws of the United States of America so long as it has either (i) a long-term unsecured debt rating of A or better by Standard & Poor’s and A2 or better by Moody’s or (ii) a short-term unsecured debt rating of A-1+ by Standard & Poor’s and P-1 or better by Moody’s; or (c) any bank organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any branch of a foreign bank licensed under any such laws), so long as it (i) has either (A) a long-term unsecured debt rating of A or better by each of Standard & Poor’s and Moody’s or (B) a short-term unsecured debt rating of A-l+ by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under the New York Uniform Commercial Code.
Aircraft Mortgage and Security Agreement

          “Engine” means, individually, each of the aircraft engines described on Schedule I hereto, as supplemented by each Collateral Supplement and Grantor Supplement.
          “Equity Collateral” has the meaning specified in Section 2.08(a).
          “Event of Default” means any Event of Default (as defined in the Credit Agreement).
          “Excluded Property” shall mean (a) proceeds of public liability insurance (or government or other Person (including the Manufacturer, the Lessee and any sublessee of the Lessee) indemnities in lieu thereof) paid or payable as a result of insurance claims made, or losses suffered, by any Grantor or their Affiliates, (b) proceeds of insurance maintained by any Grantor or their Affiliates for its or their own account or benefit (whether directly or through a Grantor) and not required by this Agreement, and proceeds of insurance in excess of the amounts required hereunder, (c) any general, Tax or other indemnity payments, expenses, reimbursements and similar payments and interest in respect thereof paid or payable in favor of any Grantor or their Affiliates or their respective successors or assigns, officers, directors, employees, agents, managers and servants, including any such payments pursuant to any Lease, except to the extent such Grantor or Affiliate owes such amounts in respect of the same claim to a Secured Party, (d) any security interest held by a Grantor or any of its Affiliates in any assets of a Lessee or any sublessee thereof or of any of their Affiliates (other than the security deposit or a letter of credit in lieu thereof), which secure obligations (other than owing solely under the Assigned Lease Documents) owed by such Lessee, sublessee or Affiliate pursuant to a grant of collateral under documents other than solely under the Assigned Lease Documents, (e) cash payments in respect of Collateral or Indebtedness subject to the Intercreditor Agreement after such payments are made by a Grantor to a non-Grantor, (f) any interest that pursuant to a Lease may from time to time accrue in respect of any of the amounts described in clauses (a) through (e) above, (g) the proceeds from the enforcement of any right to enforce the payment of any amount described in clauses (a) to (f) above, and (h) any right to exercise any election or option or make any decision or determination, or to give or receive any notice, consent, waiver or approval, or to take any other action in respect of, but in each case, only to the extent relating to, any Excluded Property.
          “FAA Aircraft Mortgage” means an FAA Aircraft Mortgage substantially in the form attached as Exhibit D.
          “FAA Aircraft Mortgage and Lease Security Assignment” means an FAA Aircraft Mortgage and Lease Security Assignment substantially in the form attached as Exhibit E.
          “FAA Lease Security Assignment” means the Lease Security Assignment in substantially the form attached as Exhibit F hereto.
          “Government Security” means any security issued or guaranteed by the United States of America or an agency or instrumentality thereof that is maintained in book-entry on the records of the FRBNY and is subject to Revised Book-Entry Rules.
          “Grantor Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-2 executed and delivered by a Grantor.
Aircraft Mortgage and Security Agreement

          “Grantors” has the meaning specified in the recital of parties to this Agreement.
          “ILFC” has the meaning specified in the recital of parties in this Agreement.
          “Instrument” means any “instrument” as defined in Section 9-102(a)(47) of the UCC.
          “Insurances” means, in relation to each Pool Aircraft, any and all contracts or policies of insurance and reinsurance complying with the provisions of Schedule V hereto or an indemnity from a Governmental Authority as indemnitor, as appropriate, and required to be effected and maintained in accordance with this Agreement.
          “Lease Assignment Documents” means, in respect of any Assigned Lease, (a) any agreement providing for the novation thereof to substitute, or the assignment thereof to, a Grantor as the lessor, (b) any agreement or instrument supplemental to this Agreement for the purpose of effecting and/or perfecting the assignment of, and the grant of a lien upon, such Assigned Lease in favor of the Collateral Agent under any applicable law (other than the law of the State of New York) in each case to the extent required by the Express Perfection Requirements, (c) any notice provided to the applicable Lessee of the assignment thereof pursuant to this Agreement and/or such supplement and (d) any undertaking of quiet enjoyment given by the Collateral Agent in respect thereof.
          “Lease Collateral” has the meaning specified in Section 2.01(b).
          “Lenders” has the meaning specified in the preliminary statements to this Agreement.
          “Membership Interest Collateral” has the meaning specified in Section 2.01(d).
          “Parent Holdco” has the meaning specified in the recital of parties in to Agreement.
          “Parts” means all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines, and (b) any appliance, part, component, instrument, appurtenance, accessory, furnishing, seat or other equipment that would qualify as a removable part and is leased by a Lessee from a third party or is subject to a security interest granted to a third party), that may from time to time be installed or incorporated in or attached or appurtenant to any Airframe or any Engine or removed therefrom and, if the applicable Pool Aircraft or Engine is subject to a Lease, is owned by a Grantor hereunder under the terms of such Lease.
          “Pledged Beneficial Interests” means all of the beneficial interest in the Pledged Equity Parties described in the attached Schedule II, as supplemented by any Collateral Supplement or Grantor Supplement.
          “Pledged Borrower Debt” means any and all Indebtedness from time to time owing by the Borrower to any Borrower Party.
Aircraft Mortgage and Security Agreement

          “Pledged CA Subsidiary Holdco Debt” means any and all Indebtedness from time to time owing by the CA Subsidiary Holdco to any Borrower Party.
          “Pledged Debt” means the Pledged Parent Holdco Debt, the Pledged Borrower Debt, the Pledged Irish Subsidiary Holdco Debt, the Pledged CA Subsidiary Holdco Debt, the Pledged Owner Subsidiary Debt and the Pledged Intermediate Lessee Debt.
          “Pledged Debt Collateral” has the meaning assigned to such term in Section 2.01(c)(iii).
          “Pledged Equity Interests” means the Pledged Beneficial Interests, the Pledged Membership Interests and the Pledged Stock.
          “Pledged Equity Party” means the Borrower, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, each Owner Subsidiary and each Intermediate Lessee.
          “Pledged Intermediate Lessee Debt” means any and all Indebtedness from time to time owing by any Intermediate Lessee to any Borrower Party.
          “Pledged Irish Subsidiary Holdco Debt” means any and all Indebtedness from time to time owing by the Irish Subsidiary Holdco to any Borrower Party.
          “Pledged Owner Subsidiary Debt” means any and all Indebtedness from time to time owing by any Owner Subsidiary to any Borrower Party.
          “Pledged Membership Interests” means all of the membership interests in the Pledged Equity Parties described in the attached Schedule II, as supplemented by any Collateral Supplement or Grantor Supplement.
          “Pledged Parent Holdco Debt” means any and all Indebtedness from time to time owing by Parent Holdco to any Borrower Party.
          “Pledged Stock” means the outstanding shares of capital stock and/or issued share capital of the Pledged Equity Parties described in the attached Schedule II, as supplemented by any Collateral Supplement or Grantor Supplement.
          “Received Currency” has the meaning specified in Section 8.07.
          “Related Collateral Documents” means a letter of credit, third-party or bank guarantee or cash collateral provided by or on behalf of a Lessee pursuant to the terms of a Lease of a Pool Aircraft to secure such Lessee’s obligations under a Lease, in each case to the extent assignable without the consent of a third party.
          “Relevant FAA Aircraft Mortgages” means, collectively, the FAA Aircraft Mortgages.
          “Relevant FAA Aircraft Mortgages and Lease Security Assignments” means, collectively, the FAA Aircraft Mortgage and Lease Security Assignments.
Aircraft Mortgage and Security Agreement

          “Relevant FAA Lease Security Assignments” means, collectively, the FAA Lease Security Assignments.
          “Revised Book-Entry Rules” means 31 C.F.R. § 357 (Treasury bills, notes and bonds); 12 C.F.R. § 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. §§ 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. § 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. § 1511 (book-entry securities of the Resolution Funding Corporation); 31 C.F.R. § 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality.
          “Secured Obligations” has the meaning assigned to the term “Obligations” in the Credit Agreement.
          “Secured Party” means any of or, in the plural form, all of the Lender Parties.
          “Securities Account” means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Collateral Agent as “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) on the books and records of a Securities Intermediary whose “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) is the State of New York.
          “Securities Intermediary” means any “securities intermediary” with respect to the Collateral Agent as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.
          “Security Collateral” has the meaning specified in Section 2.01(c).
          “Uncertificated Security” means an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) other than a Government Security.
          (b) Terms Defined in the Cape Town Convention. The following terms shall have the respective meanings ascribed thereto in the Cape Town Convention: “Administrator”, “Contracting State”, “Contract of Sale”, “International Interest”, “Professional User Entity”, “Prospective International Interest”, “situated in” and “Transacting User Entity”.
          (c) Terms Defined in the Credit Agreement. For all purposes of this Agreement, all capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.
          Section 1.02 Construction and Usage. Unless the context otherwise requires:
          (a) A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.
          (b) The terms “herein”, “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.
Aircraft Mortgage and Security Agreement

          (c) Unless otherwise indicated in context, all references to Articles, Sections, Schedules or Exhibits refer to an Article or Section of, or a Schedule or Exhibit to, this Agreement.
          (d) Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words in the singular shall include the plural, and vice versa.
          (e) The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.
          (f) References in this Agreement to an agreement or other document (including this Agreement) include references to such agreement or document, as supplemented, amended, replaced or otherwise modified (without, however, limiting the effect of the provisions of this Agreement with regard to any such supplement, amendment, replacement or modification), and the provisions of this Agreement apply to successive events and transactions. References to any Person shall include such Person’s successors in interest and permitted assigns.
          (g) References in this Agreement to any statute or other legislative provision shall include any statutory or legislative modification or re-enactment thereof, or any substitution therefor, and references to any governmental Person shall include reference to any governmental Person succeeding to the relevant functions of such Person.
          (h) References in this Agreement to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security shall be deemed to include, in respect of any jurisdiction other than the State of New York, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security available or appropriate in such jurisdiction as shall most nearly approximate such action, remedy or method of judicial proceeding described or referred to in this Agreement.
          (i) Where any payment is to be made, funds applied or any calculation is to be made hereunder on a day which is not a Business Day, unless any Loan Document otherwise provides, such payment shall be made, funds applied and calculation made on the next succeeding Business Day, and payments shall be adjusted accordingly; provided, however, that no additional interest shall be due in respect of such delay.
ARTICLE II
SECURITY
          Section 2.01 Grant of Security.
          To secure the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, for its benefit and the benefit of the other Secured Parties, and hereby grants to the Collateral Agent for its benefit and the benefit of the other Secured Parties a security interest in, all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the “Collateral”):
Aircraft Mortgage and Security Agreement

          (a) with respect to each Grantor, all of such Grantor’s right, title and interest in and to (i) each Pool Aircraft, including the Airframe and Engines with respect to such Pool Aircraft as the same is now and will hereafter be constituted, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe, together with (ii) all Parts of whatever nature, which are from time to time relating to any Airframe or Engine, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts), (iii) all Aircraft Documents and (iv) any money or non-money proceeds of an Airframe or Engine arising from the total or partial loss or destruction of such Airframe or its Engine or its total or partial confiscation, condemnation or requisition up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder;
          (b) with respect to each Grantor, all of such Grantor’s right, title and interest in and to all Leases to which such Grantor is or may from time to time be party with respect to the Pool Aircraft, including any leasing arrangements with respect to such Pool Aircraft among Grantors with respect to such Leases together with all Related Collateral Documents, but not including any Assigned Agreement (all such Leases and Related Collateral Documents, the “Assigned Leases”), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Pool Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity (the “Lease Collateral”);
          (c) with respect to each Grantor, all of the following (the “Security Collateral”):
          (i) the Pledged Stock and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;
          (ii) all additional shares of the capital stock of any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the capital stock of any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and
Aircraft Mortgage and Security Agreement

               (iii) the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt (the “Pledged Debt Collateral”);
          (d) with respect to each Grantor, all of the following (the “Membership Interest Collateral”):
               (i) the Pledged Membership Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interests; and
               (ii) all of such Grantor’s right, title and interest in all additional membership interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the membership interests in any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests;
          (e) with respect to each Grantor, all of the following (the “Beneficial Interest Collateral”):
               (i) the Pledged Beneficial Interest, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interest, any contracts and instruments pursuant to which any such Pledged Beneficial Interest are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and
               (ii) all of such Grantor’s right, title and interest in all additional beneficial interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the beneficial interests in any other Pledged Equity Party that may be formed from time to time, the trust agreements and any other contracts and instruments pursuant to which any such Pledged Equity Party is created or issued, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;
          (f) with respect to each Grantor, all of the following (the “Assigned Agreement Collateral”):
Aircraft Mortgage and Security Agreement

               (i) all of such Grantor’s right, title and interest in and to all security assignments, cash deposit agreements and other security agreements executed in its favor in respect of any Pool Aircraft (including any Airframe and any Engine) or in respect of or pursuant to any Assigned Lease, in each case as such agreements may be amended or otherwise modified from time to time, but only to the extent such security assignment, cash deposit agreement or other security agreement is provided to the Grantor by (a) a Person (other than the Lessee or any of its Affiliates under an Assigned Lease and other than a sublessee or any of its Affiliates under a sublease) or (b) the Lessee or a sublessee or any of their Affiliates and (with respect to this clause (b)) related to arrangements described in the definition of “Local Requirements Exception” or a trust, conditional sale or similar arrangement described in the definition of “Own” (collectively, the “Assigned Agreements”); and
               (ii) all of such Grantor’s right, title and interest in and to all underlying property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement;
          (g) with respect to each Grantor, all of such Grantor’s right, title and interest in and to the Acquisition Agreements (the “Aircraft Purchase Collateral”);
          (h) with respect to each Grantor, all right of such Grantor in and to the Collateral Account and all funds, cash, investment property, investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such account (collectively, the “Account Collateral”);
          (i) with respect to each Grantor, all of such Grantor’s right, title and interest in and to the personal property identified as subject to the Lien hereof in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Collateral Agent; and
          (j) all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d), (e), (f), (g), (h) and (i) of this Section 2.01);
provided, however, that notwithstanding any of the foregoing provisions, so long as no Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, each Grantor shall have the right, to the exclusion of the Collateral Agent, to (i) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral (other than the Pledged Debt) and (ii) all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt, and once paid by a Grantor to a non-Grantor, shall be free and clear of the Lien hereof and shall not constitute Collateral, and if an Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, no Grantor shall make any such payment to a non-Grantor without the Collateral Agent’s consent; provided further that the Collateral shall not include any Excluded Property. The foregoing provisos shall in no event give rise to any
Aircraft Mortgage and Security Agreement

right on behalf of any Obligor to cause the release of amounts from the Collateral Account other than in accordance with the Loan Documents.
          Section 2.02 Security for Obligations. This Agreement secures the payment and performance of all Secured Obligations of the Grantors to each Secured Party (subject to the subordination provisions of this Agreement) and shall be held by the Collateral Agent in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Party but for the fact that Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.
          Section 2.03 Representations and Warranties of the Grantors. Each Grantor represents and warrants as of the date of this Agreement, the Effective Date, each Advance Date in respect of which such Grantor is a Relevant Advance Party and as of each date on which such Grantor executes and delivers a Grantor Supplement or a Collateral Supplement, as follows:
          (a) Each Pool Aircraft is legally and beneficially Owned by the Owner Subsidiary identified in the applicable Advance Request or legally Owned by the Owner Subsidiary and beneficially Owned by a Subsidiary Holdco or Owner Subsidiary, except to the extent of the Local Requirements Exception and as provided in the definition of “Own”. None of the Pool Aircraft Assets or the Collateral has been sold in violation of the provisions of the Loan Documents, or is currently pledged, assigned or otherwise encumbered except for Permitted Liens, and no Pool Aircraft Assets or Collateral are described in (i) any UCC financing statements filed against any Obligor other than UCC financing statements which have been (or have been agreed by the secured parties referenced therein to be) terminated and UCC Financing Statements filed in connection with Permitted Liens or (ii) any other mortgage registries, including the International Registry (which for the avoidance of doubt, shall not include any Contract of Sale), or filing records that may be applicable to the Collateral in any other relevant jurisdiction, other than such filings or registrations that have been (or have been agreed by the secured parties referenced therein to be) terminated or that have been made in connection with Permitted Liens. Except to the extent of the Local Requirements Exception and as provided in the definition of “Own”, the Grantors are the legal and beneficial owners of the Collateral.
          (b) In each case as and to the extent required under the Express Perfection Requirements, this Agreement creates a valid and (upon the taking of the actions required hereby) perfected security interest in favor of the Collateral Agent in the Collateral as security for the Secured Obligations, subject in priority to no other Liens (other than Permitted Liens), and all filings and other actions necessary to perfect and protect such security interest as a first priority security interest of the Collateral Agent have been (or to the extent permitted hereby or in the case of future Collateral, will be) duly taken, enforceable against the applicable Grantors and creditors of and purchasers from such Grantors.
          (c) No Grantor has any trade names except as set forth on Schedule III hereto.
          (d) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other
Aircraft Mortgage and Security Agreement

third party (including, for the avoidance of doubt, the International Registry) is required under any applicable law that is necessary to comply with the Express Perfection Requirements (i) for the grant by such Grantor of the assignment and security interest granted hereby, (ii) for the execution, delivery or performance of this Agreement by such Grantor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby, except for (A) with respect to each Pool Aircraft whose country of registration is the United States of America, the filing with the FAA, in due form, for recordation where applicable, pursuant to Section 40102 and Section 44101 through Section 44112 of Title 49, United States Code, “Transportation”, of any and all title, registration and financing documentation necessary to accomplish the purposes of this Agreement, including, without limitation, each of the Relevant FAA Aircraft Mortgages, each of the Relevant FAA Aircraft Mortgages and Lease Assignments and/or each of the Relevant FAA Lease Security Assignments, as applicable, with respect to such Pool Aircraft and/or the related Assigned Lease, (B) the filing of financing and continuation statements under the UCC, (C) the Required Cape Town Registrations, (D) the applicable Irish filings pursuant to Section 2.09(e), (E) such other filings as are required under relevant local law in the case of Grantors that are not organized under the laws of the United States or a state thereof or Ireland and (F) the Lessee Notices (except in each case set forth in this clause (d) that only the Express Perfection Requirements shall be required to be satisfied).
          (e) The chief place of business, organizational identification number (if applicable) and chief executive or registered office of such Grantor and the office where such Grantor keeps records of the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule IV or, in the case of records, at ILFC. If such Grantor is the lessor under a Cape Town Lease, it has the right to assign the International Interest provided for in such Cape Town Lease and all associated rights in respect of such Cape Town Lease that form part of the Collateral.
          (f) The Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock of the issuers thereof indicated on the attached Schedule II. The Pledged Membership Interests constitute the percentage of the membership interest of the issuer thereof, as indicated on Schedule II hereto. The Pledged Beneficial Interests constitute the percentage of the beneficial interest of the issuer thereof indicated on Schedule II hereto.
          (g) The Pledged Stock, the Pledged Membership Interests and the Pledged Beneficial Interests have been duly authorized and validly issued and are fully paid up and nonassessable. The Pledged Debt has been duly authorized or issued and delivered and is the legal, valid and binding obligation of each Borrower Party thereunder.
          (h) The Pledged Stock and the Pledged Membership Interests constitute “certificated securities” within the meaning of Section 8-102(4) of the UCC. If the issuer thereof is organized under the laws of the United States or a state thereof, the terms of any Pledged Equity Interest expressly provide that such Pledged Equity Interest shall be governed by Article 8 of the Uniform Commercial Code as in effect in the jurisdiction of the issuer of such Pledged Membership Interest or such Article 8 shall be applicable thereto under applicable Laws. Any Certificated Security or Instrument evidencing the Pledged Stock, the Pledged Debt, the Pledged Beneficial Interests and the Pledged Membership Interests have been delivered to the Collateral Agent in accordance with Section 2.08. The Pledged Stock and the Pledged Membership Interest
Aircraft Mortgage and Security Agreement

either (i) are in bearer form, (ii) have been indorsed, by an effective indorsement, to the Collateral Agent or in blank or (iii) have been registered in the name of the Collateral Agent. None of the Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interest that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any person other than the Collateral Agent (other than those agreed by the secured parties referenced therein to be terminated or released). Any Pledged Beneficial Interests either (i) constitute “certificated securities” within the meaning of Section 8-102(a)(4) of the UCC, have been delivered to the Collateral Agent and (1) are in bearer form, (2) have been indorsed, by an effective indorsement, to the Collateral Agent or in blank or (3) have been registered in the name of the Collateral Agent or (ii) a fully executed “control agreement” has been delivered to the Collateral Agent with respect to such Pledged Beneficial Interests.
          (i) A true and complete copy of each Assigned Agreement in effect on the date the relevant Aircraft becomes a Pool Aircraft has been delivered to the Collateral Agent as of such date.
          Section 2.04 Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) in each case, unless the Collateral Agent or any other Secured Party, expressly in writing or by operation of law, assumes or succeeds to the interests of any Grantor hereunder, no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.
          Section 2.05 Delivery of Collateral. The Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and if the Loans have been accelerated and such acceleration has not been rescinded, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Equity Interests, subject only to the revocable rights specified in Section 2.11(a). In addition, the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to exchange certificates or instruments representing or evidencing any Collateral for certificates or instruments of smaller or larger denominations. To the extent that any Assigned Lease constitutes “tangible chattel paper” (as defined in Section 9-102(a)(78) of the UCC) and a Grantor has designated an original counterpart thereof as a “chattel paper original”, the Grantor shall, if it has such original of such Assigned Lease in its possession, cause such original of such Assigned Lease (the “Chattel Paper Original”) to be delivered to the Collateral Agent promptly (and in any case no later than thirty days) after the later of the date of the execution and delivery of such Assigned Lease by all its parties and the date of the Collateral Supplement delivered in respect of such Assigned Lease. Notwithstanding anything else to the contrary in any Loan
Aircraft Mortgage and Security Agreement

Document, no Grantor shall be required to deliver to the Collateral Agent any letter of credit, promissory note or other Related Collateral Documents issued pursuant to an Assigned Lease.
          Section 2.06 As to the Assigned Documents. (a) Upon the inclusion of any Assigned Agreement in the Collateral, the relevant Grantor will to the extent required under the Express Perfection Requirements (i) give due notice to each such other party to such Assigned Agreement of its assignment pursuant to this Agreement, (ii) take such actions as required to perfect the Collateral Agent’s security interest in such Assigned Agreement and (iii) deliver to the Collateral Agent a copy of such notice referred to in clause (i) and of any other documents or instruments (if any) executed pursuant to clause (ii). Upon the inclusion of any Assigned Lease in the Collateral, promptly after its delivery thereof to the relevant Lessee party thereto, the relevant Grantor will deliver to the Collateral Agent the Lessee Notice, which shall contain terms to substantially the same effect as the provisions of Exhibit G or in the form provided for in the Lease. Each Grantor will ensure that, with respect to each Assigned Lease which constitutes an International Interest to which it is a party, such Grantor receives a consent of the relevant Lessee to the extent required by the Cape Town Convention for an assignment of an International Interest in respect of a Lease to be enforceable against such Lessee The Collateral Agent (solely in its capacity as such) will, upon request of an Obligor, reasonably promptly execute letters relating to quiet enjoyment and other matters in accordance with Section 4.03 of the Credit Agreement.
          (b) Each Grantor shall, at its expense:
               (i) use reasonable commercial efforts, in accordance with Leasing Company Practice to (A) perform and observe all the terms and provisions of the Assigned Documents to be performed or observed by it and (B) after an Event of Default has occurred and is continuing and the Loans have been accelerated and such acceleration has not been rescinded take all such action to such end as may be from time to time reasonably requested by the Collateral Agent; and
               (ii) furnish to the Collateral Agent a true and complete copy of each Assigned Lease Document, on or prior to the Advance Date in respect of a Pool Aircraft, or if later, promptly after inclusion of such Assigned Lease Document in the Collateral, whichever is applicable and a true and complete copy of each material amendment, supplement or waiver to an Assigned Lease Document received by such Grantor under or pursuant to the Assigned Lease Documents, and from time to time (subject to the provisions of the applicable Assigned Lease Document relating to the Lessee’s obligation to furnish such information, and subject to any confidentiality provisions therein) after an Event of Default has occurred and is continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, upon reasonable request of the Collateral Agent, make to each other party to any Assigned Lease Document such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.
          (c) So long as an Event of Default shall not have occurred and be continuing, and the Loans have not been accelerated or such acceleration shall have been rescinded and notwithstanding any provision to the contrary in this Agreement, each Grantor shall be entitled,
Aircraft Mortgage and Security Agreement

to the exclusion of the Collateral Agent but subject always to the terms of the Loan Documents (x) to exercise and receive, directly or indirectly through one or more agents, any of the claims, rights, powers, privileges, remedies and other benefits under, pursuant to, with respect to or arising out of the Assigned Documents and (y) to take any action or to not take any action, directly or indirectly through one or more agents, related to the Assigned Documents and the lessees or counterparties thereunder, including entering into, amending, supplementing, terminating, performing, enforcing, compelling performance of, exercising all remedies (whether arising under any Assigned Document or by statute or at law or in equity or otherwise) under, exercising rights, elections or options or taking any other action under or in respect of, granting or withholding notices, waivers, approvals and consents in respect of, receiving all payments under, dealing with any credit support or collateral security in respect of, or taking any other action in respect of, the Assigned Documents and contacting or otherwise having any dealings with any lessee or counterparty thereunder; provided, however, (i) so long as any Assigned Lease remains in effect, no Grantor will abrogate any right, power or privilege granted expressly in favor of the Collateral Agent or any other Secured Party under any Lease Assignment Document and (ii) during the continuance of an Event of Default and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, all such rights of each Grantor shall cease if the Collateral Agent shall, to the extent permitted by law, notify such Grantor of such cessation and thereafter all such rights shall become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such rights.
          (d) Notwithstanding anything in the Loan Documents to the contrary, no Grantor shall be obligated to assign to the Collateral Agent the right to remove a Lease from the International Registry if such assignment is expressly prohibited under such Lease, and in such case such right may be retained by the applicable Grantor without assignment hereunder.
          Section 2.07 As to the Pool Aircraft Collateral. The Grantors shall, at their expense, use reasonable commercial efforts, in accordance with Leasing Company Practice to (A) perform and observe, or cause to be performed and observed, all the terms and provisions of the documents and instruments constituting Pool Aircraft Collateral to be performed or observed by a Obligor and (B) after an Event of Default has occurred and is continuing and the Loans have been accelerated and for long as such acceleration shall not have been rescinded take all such action to such end as may be from time to time reasonably requested by the Collateral Agent.
          Section 2.08 As to the Equity Collateral and Investment Collateral. (a) All Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral (collectively, the “Equity Collateral”) shall be delivered to the Collateral Agent as follows:
               (i) in the case of each Certificated Security or Instrument, by (A) causing the delivery of such Certificated Security or Instrument to the Collateral Agent, registered in the name of the Collateral Agent or duly endorsed by an appropriate person to the Collateral Agent or in blank and, in each case, held by the Collateral Agent, or (B) if such Certificated Security or Instrument is registered in the name of any Securities Intermediary on the books of the issuer thereof or on the books of any Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Certificated Security or Instrument to a Securities Account maintained by such
Aircraft Mortgage and Security Agreement

Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited;
               (ii) in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Collateral Agent or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited; and
               (iii) in the case of each Government Security registered in the name of any Securities Intermediary on the books of the FRBNY or on the books of any securities intermediary of such Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such security to the collateral account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited.
          (b) Each Grantor and the Collateral Agent hereby represents, with respect to the Equity Collateral, that it has not entered into, and hereby agrees that it will not enter into, any currently effective agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as the “securities intermediary’s jurisdiction” within the meaning of Section 8-110(e) of the UCC in connection with any Securities Account with any Securities Intermediary referred to in Section 2.08(a) for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal law, or (ii) with any other person relating to such account pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such person. The Collateral Agent represents that it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Equity Collateral held in and credited to the Securities Account, including cash, to be treated as a “financial asset” within the meaning of Section 8-102(a)(9)(iii) of the UCC for the purposes of Article 8 of the UCC.
          (c) Without limiting the foregoing, each Grantor and the Collateral Agent agree, and the Collateral Agent shall cause each Securities Intermediary, to take such different or additional action as may be required in order to maintain the perfection and priority of the security interest of the Collateral Agent in the Equity Collateral in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.
          Section 2.09 Further Assurances. (a) In each case to the extent required pursuant to the Express Perfection Requirements, each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction), that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be
Aircraft Mortgage and Security Agreement

granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing but subject to the qualification that the following are required only to the extent of the Express Perfection Requirements, each Grantor shall: (i) execute and file such financing or continuation statements, or amendments thereto, under the UCC and such other instruments or notices, that may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (ii) execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements, pledges, grants and transfers, as may be required under the laws of any foreign jurisdiction of organization or domicile of the relevant Grantor hereunder or as the Collateral Agent may reasonably request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien of this Agreement.
          (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, under the UCC relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
          (c) Each Grantor shall, prior to or simultaneously with any Person Owning or becoming a lessor of any Pool Aircraft or (if its equity interests are directly or indirectly held by Parent Holdco) directly or indirectly holding the equity interests in any such Person, cause such Person to enter into a Grantor Supplement.
          (d) Each Grantor shall ensure that at all times an individual shall be appointed as administrator with respect to each Owner Subsidiary and each Intermediate Lessee for purposes of the International Registry and shall cause each such Owner Subsidiary and each such Intermediate Lessee to register or cause to be registered (or if the Collateral Agent is making such registration, without relieving each Grantor of such obligation, consent to such registration) with the International Registry the Required Cape Town Registrations. To the extent that (A) the Collateral Agent’s consent is required for any such registration, or (B) the Collateral Agent is required to initiate any such registration, the Collateral Agent shall ensure that such consent or such initiation of such registration is effected, and no Grantor shall be in breach of this Section should the Collateral Agent fail to do so in a proper fashion (it being understood and agreed that in no event shall the Collateral Agent be liable for any failure to so register as a result of such Grantor’s failure to provide any necessary information required for such registration in a timely manner or if such information is inaccurate or incomplete). It is understood and agreed that International Interests provided for hereunder shall be registered in the name of the Collateral Agent. The parties hereto agree that for the purposes of the Cape Town Convention, each Airframe and each Engine are Aircraft Objects (as defined in the Protocol) and this Security Agreement constitutes (i) an International Interest in each such Airframe and each such Engine and (ii) with respect to a Lease that constitutes an International Interest, an assignment of associated rights associated with each such Airframe and each such Engine as regards each Lease. The parties hereto agree that for the purposes of the definition of Prospective International Interest in the Cape Town Convention, the making of the Loans by the Lenders
Aircraft Mortgage and Security Agreement

shall constitute the stated event upon which the Borrower has created or provided for an International Interest in the Aircraft Objects and Assigned Leases.
          (e) With respect to each Pool Aircraft that is registered in the United States of America, each Grantor shall, so long as such Pool Aircraft is so registered, and (i) in the case of a Pool Aircraft that is not subject to an Assigned Lease, register and record with the FAA the Relevant FAA Aircraft Mortgages with respect to such Pool Aircraft and (ii) in the case of a Pool Aircraft that is subject to an Assigned Lease, register and record with the FAA the Relevant FAA Aircraft Mortgages and Lease Security Assignments with respect to such Pool Aircraft. Each Grantor shall, if at any time after the filing with the FAA of a Relevant FAA Aircraft Mortgage with respect to a Pool Aircraft such Pool Aircraft becomes subject to an Assigned Lease, register and record with the FAA the Relevant FAA Lease Security Assignments with respect to such Aircraft. With respect to each Grantor holding an Equity Interest in a Pledged Equity Party incorporated under the laws of Ireland, such Grantor shall cause each Security Document executed by it and an Additional Charge Over Shares or, in each case, its relevant particulars to be filed in the Irish Companies Registration Office and, where applicable, the Irish Revenue Commissioners within 21 days of execution thereof.
          Section 2.10 Place of Perfection; Records. Each Grantor shall keep its chief place of business and chief executive office at the location therefor specified in Schedule IV and shall keep its records concerning the Collateral at such location or at ILFC’s chief executive office or, upon 30 days’ prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by Section 2.03(e) shall have been taken with respect to the Collateral. Subject to applicable confidentiality restrictions, each Grantor shall hold and preserve such records and, if an Event of Default shall have occurred and be continuing, shall permit representatives of the Collateral Agent upon reasonable prior notice at any time during normal business hours reasonably to inspect and make abstracts from such records, all at the sole cost and expense of such Grantor.
          Section 2.11 Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded:
          (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Equity Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the charter documents of such Grantor, or the Loan Documents; provided that such Grantor shall not exercise or shall refrain from exercising any such right if such action would constitute a breach of its obligations under the Loan Documents; and
          (ii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.11(a)(i).
Aircraft Mortgage and Security Agreement

          (b) After an Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded and such Grantor shall have received notice to such effect from the Collateral Agent, to the extent such notice is permitted by applicable Law, any and all distributions, dividends and interest paid in respect of the Equity Collateral pledged by such Grantor, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral shall be forthwith delivered to the Collateral Agent and, if received by such Grantor, shall be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).
          (c) During the continuance of an Event of Default and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded and such Grantor shall have received notice to such effect from the Collateral Agent, to the extent such notice is permitted by applicable Law, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.11(a)(i) and 2.11(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights.
          Section 2.12 Transfers and Other Liens; Additional Shares or Interests. (a) No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, in the case of clause (i) or (ii) other than a Permitted Lien or as otherwise provided for or permitted in any Loan Document.
          (b) Except as otherwise provided pursuant to the Loan Documents, the Grantors (other than Parent Holdco) shall not issue, deliver or sell any shares, interests, participations or other equivalents except those pledged hereunder and except to the extent of the Local Requirements Exception. Any beneficial interests, membership interests or capital stock or other securities or interests issued in respect of or in substitution for the Pledged Stock, the Pledged Membership Interests or the Pledged Beneficial Interest shall be issued or delivered (with any necessary endorsement) to the Collateral Agent in accordance with Section 2.08.
          Section 2.13 Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints, as security for the Secured Obligations, the Collateral Agent as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion during the occurrence and continuance of an Event of Default and the acceleration of the Loans and
Aircraft Mortgage and Security Agreement

such acceleration shall not have been rescinded, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:
          (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
          (b) to receive, indorse and collect any drafts or other instruments and documents in connection included in the Collateral;
          (c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and
          (d) to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, in order to perfect (except in the case of the Beneficial Interest Collateral provided pursuant to Section 2.01(e)) and preserve the pledge, assignment and security interest granted hereby; provided, that the Collateral Agent’s exercise of any such power in this clause (d) shall be subject to the Express Perfection Requirements.
          Section 2.14 Collateral Agent May Perform. If any Grantor fails to perform any agreement contained in this Agreement, the Collateral Agent may (but shall not be obligated to) after such prior notice as may be reasonable under the circumstances, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection with doing so shall be payable by the Grantors.
          Section 2.15 Covenant to Pay. Each Grantor covenants with the Collateral Agent (for the benefit of the Secured Parties) that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to the Loan Documents in accordance with their terms. Each Grantor agrees that (except as provided in Article 7 of the Credit Agreement) no payment or distribution by such Grantor pursuant to the preceding sentence shall entitle such Grantor to exercise any rights of subrogation in respect thereof until the related Secured Obligations shall have been paid in full.
          Section 2.16 Delivery of Collateral Supplements. Upon the addition of any Pool Aircraft or the acquisition by any Grantor of any Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral, each relevant Grantor shall concurrently execute and deliver to the Collateral Agent a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of such Collateral as are called for by this Agreement for Collateral of the same type; provided that the foregoing shall not be construed to provide for any action with respect to perfection not required by the Express Perfection Requirements; and provided further that the failure of any Grantor to deliver any
Aircraft Mortgage and Security Agreement

Collateral Supplement as to any such Collateral shall not impair the lien of this Agreement as to such Collateral.
          Section 2.17 Identification of Collateral Agent’s Interest. The Grantors agree to use reasonable commercial efforts to cause to be affixed as promptly as practicable after the date an Aircraft becomes a Pool Aircraft and thereafter to maintain in the cockpit of each Pool Aircraft, in a clearly visible location, and on each Engine, a nameplate bearing the inscription “MORTGAGED TO CITIBANK, N.A., AS COLLATERAL AGENT”, and to use reasonable commercial efforts to cause such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Collateral Agent.
          Section 2.18 Insurance. The Grantors shall cause to be maintained, or procure that the relevant Lessee maintains, hull and third party liability insurance policies in respect of each Pool Aircraft in accordance with the terms of Schedule V hereto.
          Section 2.19 Covenant Regarding Control. No Grantor shall cause nor permit any Person other than the Collateral Agent to have “control” (as defined in Section 8-106 of the UCC) of the Collateral Account pursuant to the terms of the Credit Agreement and the Account Control Agreement.
          Section 2.20 Covenant Regarding Collateral Account. Borrower shall enter into the Account Control Agreement as of the date hereof.
          Section 2.21 As to Irish Law. Notwithstanding anything to the contrary contained in this Agreement and in addition to and without prejudice to any other rights or power of the Collateral Agent under this Agreement or under general law in any relevant jurisdiction, at any time that the Collateral shall become enforceable as provided in Section 3.01, the Collateral Agent shall be entitled to appoint a receiver under this Agreement or under the Land and Conveyancing Law Reform Act 2009 (as amended and as the same may be amended, modified or replaced from time to time, the “2009 Act”) without the need for the occurrence of any of the events specified in (a) to (c) of section 108(1) (Appointment of Receiver) of the 2009 Act, such receiver shall have all such powers, rights and authority conferred under the 2009 Act, this Agreement and otherwise under the laws of Ireland without any limitation or restriction imposed by the 2009 Act or otherwise under the laws of Ireland which may be excluded or removed. The statutory power of sale conferred by section 100 (Power of sale) of the 2009 Act shall apply to the Collateral free from restrictions contained in section 100(1), (2), (3) and (4) and without the requirement to serve notice (as provided for in section 100(1)) and section 108 (7) (Remuneration of a receiver) of the 2009 Act shall not apply to the Collateral or to any receiver appointed under this Agreement.
          Section 2.22 Additional Charges Over Shares. Each Grantor undertakes with the Collateral Agent to enter into an Additional Charge Over Shares in respect of the Equity Interests held by it of any Subsidiary of a Grantor which is incorporated under the laws of Ireland and in respect of any other Subsidiary of a Grantor, in each case to the extent such Additional Charge Over Shares is necessary to perfect or protect the Collateral Agent’s interests in such Equity Interests under applicable Law and to the extent required under the Express Perfection Requirements.
Aircraft Mortgage and Security Agreement

ARTICLE III
REMEDIES
          Section 3.01 Remedies. Notwithstanding anything herein or in any other Loan Document to the contrary, if any Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, and in each case subject to the quiet enjoyment rights of the applicable Lessee of any Pool Aircraft:
          (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (including, for the avoidance of doubt, the rights and remedies of the Collateral Agent provided for in Section 2.11(c)), all of the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and all of the rights and remedies under applicable law and also may (i) require any Grantor to, and such Grantor hereby agrees that it shall at its expense and upon written request of the Collateral Agent forthwith, assemble all or any part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
          (b) The Collateral Agent may, in addition to or in connection with any other remedies available hereunder or under any other applicable law, exercise any and all remedies granted under the Cape Town Convention as it shall determine in its sole discretion. In connection therewith, the parties hereby agree to the extent permitted by the UCC that (i) Article 9(1) and Article 9(2) of the Convention, wherein the parties may agree or the court may order that any Collateral shall vest in the Collateral Agent in or towards satisfaction of the Secured Obligations, shall not preclude the Collateral Agent from obtaining title to any Collateral pursuant to any other remedies available under applicable law (including but not limited to Article 9-620 of the UCC); (ii) any surplus of cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations owed to it shall be paid over to the Grantors in accordance with Section 3.02 hereof; and (iii) the Collateral Agent may obtain from any applicable court, pending final determination of any claim resulting from an Event of Default, speedy relief in the form of any of the orders specified in Article 13 of the Convention and Article X of the Protocol as the Collateral Agent shall determine in its sole and absolute discretion, subject to any procedural requirements prescribed by applicable laws.
          (c) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in
Aircraft Mortgage and Security Agreement

accordance with Section 3.02. Any sale or sales conducted in accordance with the terms of this Section 3.01 shall be deemed conclusive and binding on each Grantor and the Secured Parties.
          Section 3.02 Priority of Payments. The Collateral Agent hereby agrees that all cash proceeds received by the Collateral Agent in respect of any Collateral pursuant to Section 3.01 hereof and any payments by any Grantor to the Collateral Agent following an Event of Default and the acceleration of the Loans and such acceleration shall not have been rescinded shall be paid by the Collateral Agent in the order of priority set forth below:
          (a) first, to the Collateral Agent for the benefit of the Secured Parties, until payment in full in cash of the Secured Obligations then outstanding; and
          (b) second, all remaining amounts to the relevant Grantors or whomsoever may be lawfully entitled to receive such amounts as directed by a court of competent jurisdiction.
ARTICLE IV
SECURITY INTEREST ABSOLUTE
          Section 4.01 Security Interest Absolute. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. Except as otherwise provided in the Loan Documents, all rights of the Collateral Agent and the security interests and Liens granted under, and all obligations of each Grantor under, until the Secured Obligations then outstanding are paid in full, this Agreement and each other Loan Document shall be absolute and unconditional, irrespective of:
          (a) any lack of validity or enforceability of any Loan Document, Assigned Document or any other agreement or instrument relating thereto;
          (b) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or Assigned Document or any other agreement or instrument relating thereto;
          (c) any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
          (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other assets of the Grantors;
          (e) any change, restructuring or termination of the corporate structure or existence of any Grantor; or
          (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.
Aircraft Mortgage and Security Agreement

ARTICLE V
THE COLLATERAL AGENT
          The Collateral Agent and the Secured Parties agree among themselves as follows:
          Section 5.01 Authorization and Action. (a) Each Secured Party by its acceptance of the benefits of this Agreement hereby appoints and authorizes Citibank as the initial Collateral Agent to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement and the other Loan Documents as are specifically delegated to the Collateral Agent by the terms of this Agreement and of the Loan Documents, and no implied duties and covenants shall be deemed to arise against the Collateral Agent. For the avoidance of doubt, each Secured Party by its acceptance of the benefits of this Agreement hereby requests and instructs the Collateral Agent to enter into all Assigned Lease-related documents and instruments on this date and as may arise from time to time for the purpose of establishing and maintaining its security interest for itself and for the benefit of the other Secured Parties in respect of any Assigned Lease.
          (b) The Collateral Agent accepts such appointment and agrees to perform the same but only upon the terms of this Agreement (including any quiet enjoyment covenants given to the Lessees) and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement. The Collateral Agent in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds or breach of any of its representations or warranties set forth in this Agreement) and the Collateral Agent shall not be liable for any action or inaction of any Grantor or any other parties to any of the Loan Documents.
          Section 5.02 Absence of Duties. The powers conferred on the Collateral Agent under this Agreement with respect to the Collateral are solely to protect its interests in this Agreement and shall not impose any duty upon it, except as explicitly set forth herein, to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under the Loan Documents, the Collateral Agent shall not have any duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall not have any duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee.
          Section 5.03 Representations or Warranties. The Collateral Agent shall not make nor shall it be deemed to have made any representations or warranties as to the validity, legality or enforceability of this Agreement, any other Loan Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Collateral Agent in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by one
Aircraft Mortgage and Security Agreement

of its officers who is and will at such time be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement is or will be the legal, valid and binding obligation of the Collateral Agent in its individual capacity, enforceable against the Collateral Agent in its individual capacity in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
          Section 5.04 Reliance; Agents; Advice of Counsel. (a) The Collateral Agent shall not incur any liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Collateral Agent may accept a copy of a resolution of the board or other governing body of any party to this Agreement or any Loan Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Collateral Agent shall be entitled to receive and may for all purposes hereof conclusively rely, and shall be fully protected in acting or refraining from acting, on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Collateral Agent for any action taken or omitted to be taken by them in good faith in reliance thereon. The Collateral Agent shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.
          (b) The Collateral Agent may execute any of its powers hereunder or perform any duties under this Agreement either directly or by or through agents, including financial advisors, or attorneys or a custodian or nominee, provided, however, that the appointment of any agent shall not relieve the Collateral Agent of its responsibilities or liabilities hereunder.
          (c) The Collateral Agent may consult with counsel and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.
          (d) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Collateral Agent reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.
          (e) The Collateral Agent shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the
Aircraft Mortgage and Security Agreement

repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible or liable for the manner of performance of, any obligations of any Grantor under any of the Loan Documents.
          (f) If the Collateral Agent incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.
          (g) The Collateral Agent shall not be charged with knowledge of an Event of Default unless the Collateral Agent obtains actual knowledge of such event or the Collateral Agent receives written notice of such event from any of the Secured Parties.
          (h) The Collateral Agent shall not have any duty to monitor the performance of any Grantor or any other party to the Loan Documents, nor shall the Collateral Agent have any liability in connection with the malfeasance or nonfeasance by such parties. The Collateral Agent shall not have any liability in connection with compliance by any Grantor or any Lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Pool Aircraft or any Lease. The Collateral Agent shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Pool Aircraft or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Pool Aircraft or any Lease.
          Section 5.05 Cape Town Convention. The Collateral Agent, during the term of this Agreement, shall establish and maintain a valid and existing account as a Transacting User Entity with the International Registry and appoint an Administrator and/or a Professional User Entity to make registrations in regard to the Collateral as required by any Loan Documents
          Section 5.06 No Individual Liability. The Collateral Agent shall not have any individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the lien and priorities of payment provided herein and in the Loan Documents, only to the property of the Grantors (to the extent provided in the Loan Documents) for payment or satisfaction of the Secured Obligations pursuant to this Agreement and the other Loan Documents.
ARTICLE VI
SUCCESSOR COLLATERAL AGENT
          Section 6.01 Resignation and Removal of the Collateral Agent. The Collateral Agent may resign at any time without cause by giving at least 30 days’ prior written notice to the Borrower and the Lenders. The Required Lenders may at any time remove the Collateral Agent without cause by an instrument in writing delivered to the Borrower, the Lenders and the Collateral Agent. No resignation by or removal of the Collateral Agent pursuant to this Section 6.01 shall become effective prior to the date of appointment by the Required Lenders of a
Aircraft Mortgage and Security Agreement

successor Collateral Agent and the acceptance of such appointment by such successor Collateral Agent.
          Section 6.02 Appointment of Successor. (a) In the case of the resignation or removal of the Collateral Agent, the Required Lenders shall promptly appoint a successor Collateral Agent. So long as no Event of Default shall have occurred and be continuing, any such successor Collateral Agent shall as a condition to its appointment be reasonably acceptable to the Borrower. If a successor Collateral Agent shall not have been appointed and accepted its appointment hereunder within 60 days after the Collateral Agent gives notice of resignation, the retiring Collateral Agent, the Administrative Agent or the Required Lenders may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. Any successor Collateral Agent so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.
          (b) Any successor Collateral Agent shall execute and deliver to the relevant Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Collateral Agent hereunder, a successor Collateral Agent, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and, subject to the Express Perfection Requirements, such other instruments or notices, as may be necessary, or as the Administrative Agent may request in order to continue the perfection (if any) of the Liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. The retiring Collateral Agent shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Collateral Agent. All actions under this paragraph (b) shall be at the expense of the Borrower; provided that if a successor Collateral Agent has been appointed as a result of the circumstances described in Section 6.02(d), any actions under this paragraph (b) as relating to such appointment shall be at the expense of the successor Collateral Agent.
          (c) The Collateral Agent shall be an Eligible Institution, if there be such an institution willing, able and legally qualified to perform the duties of the Collateral Agent hereunder and, unless such institution is an Affiliate of a Secured Party or an Event of Default has occurred and is continuing, reasonably acceptable to the Borrower.
          (d) Any corporation or other entity into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or other entity to which substantially all the business of the Collateral Agent may be transferred, shall be the Collateral Agent under this Agreement without further act.
ARTICLE VII
INDEMNITY AND EXPENSES
Aircraft Mortgage and Security Agreement

          Section 7.01 Indemnity. (a) Each of the Grantors shall indemnify, defend and hold harmless the Collateral Agent (and its officers, directors, employees, representatives and agents) from and against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder. The Collateral Agent (i) must provide reasonably prompt notice to the applicable Grantor of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure; and (ii) must not make any admissions of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of the applicable Grantor, which consent shall not be unreasonably withheld. No Grantor shall be required to reimburse any expense or indemnity against any loss or liability incurred by the Collateral Agent through negligence or bad faith.
          Each Grantor, as applicable, may, in its sole discretion, and at its expense, control the defense of the claim including, without limitation, designating counsel for the Collateral Agent and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim; provided that (i) the applicable Grantor may not agree to any settlement involving any indemnified person that contains any element other than the payment of money and complete indemnification of the indemnified person without the prior written consent of the affected indemnified person, (ii) the applicable Grantor shall engage and pay the expenses of separate counsel for the indemnified person to the extent that the interests of the Collateral Agent are in conflict with those of such Grantor and (iii) the indemnified person shall have the right to approve the counsel designated by such Grantor which consent shall not be unreasonably withheld.
          (b) Each Grantor shall agrees to pay to the Collateral Agent (i) an annual fee set forth under a separate agreement between the Borrower and the Collateral Agent and (ii) all reasonable out-of-pocket expenses incurred by the Collateral Agent, including the reasonable fees and expenses of its counsel and of any experts and agents in connection with (A) the administration of this Agreement (in accordance with fee arrangements agreed between the Collateral Agent and the Borrower), (B) the making of any filing or registration required under the Loan Documents including, without limitation, with the International Registry, (C) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (D) the exercise or enforcement of any of the rights of the Collateral Agent or any other Secured Party against such Grantor hereunder or (E) the failure by any Grantor to perform or observe any of the provisions hereof.
          Section 7.02 Secured Parties’ Indemnity. (a) The Collateral Agent shall be entitled to be indemnified (subject to the limitations and requirements described in Section 7.01 mutatis mutandis) by the Lenders to the sole satisfaction of the Collateral Agent before proceeding to exercise any right or power under this Agreement at the request or direction of the Administrative Agent, to the extent not indemnified by the Grantors.
Aircraft Mortgage and Security Agreement

          (b) In order to recover under clause (a) above, the Collateral Agent: (i) must provide reasonably prompt notice to the Administrative Agent of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure; and (ii) must not make any admissions of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of the Administrative Agent which consent shall not be unreasonably withheld.
          (c) The Administrative Agent may, in its sole discretion, and at its expense, control the defense of the claim including, without limitation, designating counsel for the Collateral Agent and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim; provided that (i) the Administrative Agent may not agree to any settlement involving any indemnified person that contains any element other than the payment of money and complete indemnification of the indemnified person without the prior written consent of the affected indemnified person, (ii) the Administrative Agent shall engage and pay the expenses of separate counsel for the indemnified person to the extent that the interests of the Collateral Agent are in conflict with those of the Administrative Agent and (iii) the indemnified person shall have the right to approve the counsel designated by the Administrative Agent which consent shall not be unreasonably withheld.
          (d) The provisions of Section 7.01 and this Section 7.02 shall survive the termination of this Agreement or the earlier resignation or removal of the Collateral Agent.
          Section 7.03 No Compensation from Secured Parties. The Collateral Agent agrees that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.
ARTICLE VIII
MISCELLANEOUS
          Section 8.01 Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and each party hereto. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The Collateral Agent may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.
          (b) Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, (ii) Annexes I, II, III and IV attached to each Grantor Supplement shall be incorporated into, become a part of and supplement Schedules I, II, III and IV, respectively, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so
Aircraft Mortgage and Security Agreement

supplemented and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.
          (c) Upon the execution and delivery by a Grantor of a Collateral Supplement, Annexes I and II to such Collateral Supplement shall be incorporated into, become a part of and supplement Schedules I and II, respectively, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.
          Section 8.02 Addresses for Notices; Delivery of Documents. (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
For each Grantor (other than Irish Subsidiary Holdco):
International Lease Finance Corporation
10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Attention: Treasurer with a copy to the General Counsel
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Email: legalnotices@ilfc.com
For Irish Subsidiary Holdco:
Ballysky Aircraft Ireland Limited
c/o ILFC Ireland Limited
30 North Wall Quay
Dublin 1, Ireland
Facsimile: 353-1-672-0270
Telephone: 353-1-802-8901
with a copy to
Aircraft Mortgage and Security Agreement

International Lease Finance Corporation
10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Attention: Treasurer with a copy to the General Counsel
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Email: legalnotices@ilfc.com
     For the Collateral Agent:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Facsimile: (212) 657-2762
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 8.02. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).
          (b) All documents required to be delivered to the Collateral Agent shall be delivered in accordance with the provisions of Section 5.09(c) of the Credit Agreement.
          Section 8.03 Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
          Section 8.04 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.
          Section 8.05 Continuing Security Interest. Subject to Section 8.06, this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the payment in full in cash of the Secured Obligations then outstanding to the Secured Parties, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, permitted transferees and permitted assigns.
          Section 8.06 Release and Termination. (a) Upon any sale, transfer or other disposition or removal from the Designated Pool of any Pool Aircraft or other item of Collateral in accordance with the terms of the Loan Documents, including such Pool Aircraft, the Pledged Equity Interest in each Owner Subsidiary or Intermediate Lessee that owns or leases such Pool Aircraft, or if applicable, Irish Subsidiary Holdco or CA Subsidiary Holdco (in each case, upon a
Aircraft Mortgage and Security Agreement

removal of such Obligor in accordance with Sections 2.10 or 5.04 of the Credit Agreement), such Collateral will be deemed released from the Lien hereof (and related guarantees will be deemed released in accordance with Section 7.11 of the Credit Agreement), and the Collateral Agent will, at the relevant Grantor’s expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request and provide to the Collateral Agent to evidence the release of such item of Collateral from the assignment and security interest granted hereby and to evidence the release of any related guaranty, and to the extent that (A) the Collateral Agent’s consent is required for any deregistration of the interests in such released Collateral from the International Registry or any other registry or (B) the Collateral Agent is required to initiate any such deregistration, the Collateral Agent shall ensure that such consent or such initiation of such deregistration is effected.
          Any amounts released from the Collateral Account by the Collateral Agent in accordance with the terms of the Loan Documents shall be deemed released from the Lien hereof.
          (b) Upon the payment in full in cash of the Secured Obligations then outstanding, the pledge, assignment and security interest granted by Section 2.01 hereof shall terminate, the Collateral Agent shall cease to be a party to this agreement, and all provisions of this Agreement (except for this Section 8.06(b)) relating to the Secured Obligations, the Secured Parties or the Collateral Agent shall cease to be of any effect insofar as they relate to the Secured Obligations, the Secured Parties or the Collateral Agent. Upon any such termination, the Collateral Agent will, at the relevant Grantor’s expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination.
          (c) If, prior to the termination of this Agreement, the Collateral Agent ceases to be the Collateral Agent in accordance with the definition of “Collateral Agent” in Section 1.01, all certificates, instruments or other documents being held by the Collateral Agent at such time shall, within five (5) Business Days from the date on which it ceases to be the Collateral Agent, be delivered to the successor Collateral Agent.
          Section 8.07 Currency Conversion. If any amount is received or recovered by the Collateral Agent in a currency (the “Received Currency”) other than the currency in which such amount was expressed to be payable (the “Agreed Currency”), then the amount in the Received Currency actually received or recovered by the Collateral Agent, to the extent permitted by law, shall only constitute a discharge of the relevant Grantor to the extent of the amount of the Agreed Currency which the Collateral Agent was or would have been able in accordance with its or his normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Collateral Agent is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the relevant Grantor, such Grantor shall pay to the Collateral Agent for the benefit of the Secured Parties such amount as it shall determine to be necessary to indemnify the Collateral Agent and the Secured Parties against any loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or incurred in connection therewith) and so that, to the extent permitted by law, (i) such indemnity shall constitute a
Aircraft Mortgage and Security Agreement

separate and independent obligation of each Grantor distinct from its obligation to discharge the amount which was originally payable by such Grantor and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Collateral Agent and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by any Grantor or any judgment or order and no proof or evidence of any actual loss shall be required.
          Section 8.08 Governing Law. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          Section 8.09 Jurisdiction; Consent to Service of Process. (a) To the extent permitted by applicable law, each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Borrower Party or its properties in the courts of any jurisdiction.
          (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court described above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          Section 8.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents and the Agent Fee Letter constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement (i) will become effective when the Collateral Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto and (ii) thereafter will be binding upon and inure to the benefit of the parties hereto and
Aircraft Mortgage and Security Agreement

their respective permitted successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail will be effective as delivery of a manually executed counterpart of this Agreement.
          Section 8.11 Table of Contents, Headings, Etc. Article and Section headings and the Table of Contents herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
          Section 8.12 Non-Invasive Provisions. (a) Notwithstanding any other provision of the Loan Documents, the Collateral Agent agrees that, so long as no Event of Default shall have occurred and be continuing and the Loans have been accelerated and such acceleration has not been rescinded, not to take any action or cause to be taken any action, or permit any Person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights with respect to any Pool Aircraft or Collateral related thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Pool Aircraft to the repair or replacement of the Pool Aircraft or otherwise to the extent not required to be deposited as Account Collateral under the Loan Documents and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of this Agreement or the other applicable Loan Documents.
          (b) Notwithstanding any other provision of the Loan Documents, the Collateral Agent agrees that, so long as no “Event of Default” (or similar term) under a Lease (as defined in such Lease) shall have occurred and be continuing and as otherwise provided in any Lease, not to take any action or cause to be taken any action, or permit any person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights of the Lessee with respect to any Pool Aircraft or Collateral related thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Pool Aircraft to the repair of the Pool Aircraft or otherwise as provided in such Lease and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of such Lease.
          (c) The Collateral Agent agrees to release any Lien the Collateral Agent may have upon any Engine upon (i) a Grantor providing the Collateral Agent with written notice of a transfer thereof promptly after receipt of a notice thereof from the relevant Lessee and with a copy of the bill of sale or other instrument evidencing the transfer of title of such replacement Engine to a Grantor, (ii) in the case of the transfer of title to an Engine initiated by a Grantor, the Grantor providing the Collateral Agent with a certificate of such transfer and a copy of the bill of sale or other instrument evidencing the transfer of title of a replacement Engine to a Grantor, or (iii) upon the total loss payment or Loan repayment being received (or replacement aircraft being provided) in a case where the Airframe, but not such Engine, was the subject of an Event of Loss or other total loss; provided that, for the avoidance of doubt, the Collateral Agent shall not release any Lien upon an engine that is not replaced by a Grantor or a Lessee, unless such Engine is associated with an aircraft that was subject to an Event of Loss or other total loss or otherwise removed from the Designated Pool. The Borrower shall at the request of the Collateral Agent
Aircraft Mortgage and Security Agreement

execute a supplement to this Agreement to evidence that any such replacement engine has become subject to the Lien of this Agreement and the Collateral Agent shall, at the request of the Borrower, execute a supplement to this Agreement to evidence the release of the applicable Engine from the Lien of the Collateral Agent.
          (d) The Lenders and the Collateral Agent agree that they will not claim, and upon the request of the Borrower, the Collateral Agent will confirm in writing that it does not claim, any right, title or interest in any engine or part (including any audio, visual, telephonic, seating, entertainment or similar equipment) that is installed on a Pool Aircraft which does not constitute an “engine” or “part” as defined in the applicable Lease
          (e) For the avoidance of doubt, the Collateral Agent agrees that a Borrower Party may from time to time lease out an engine that is part of a Pool Aircraft or lease in an engine that is not part of a Pool Aircraft as it determines in accordance with Leasing Company Practice.
          Section 8.13 Limited Recourse. (a) In the event that the direct or indirect assets of the Grantors are insufficient, after payment of all other claims, if any, ranking in priority to the claims of the Collateral Agent or any Secured Party hereunder, to pay in full such claims of the Collateral Agent or such Secured Party (as the case may be), then the Collateral Agent or the Secured Party shall have no further claim against the Grantors (other than the Borrower) in respect of any such unpaid amounts; provided that the foregoing limitation on recourse shall in no way limit the right of any Secured Party to enforce the obligations of ILFC set forth in Article 7 of the Credit Agreement.
          (b) To the extent permitted by applicable law, no recourse under any obligation, covenant or agreement of any party contained in this Agreement shall be had against any equityholder (not including any Grantor as an equityholder of any Pledged Equity Party hereunder), officer or director of the relevant party as such, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of the relevant party and no personal liability shall attach to or be incurred by the equityholders (not including any Grantor as an equityholder of any other Grantor hereunder), officers or directors of the relevant party as such, or any of them under or by reason of any of the obligations, covenants or agreements of such relevant party contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such party of any of such obligations, covenants or agreements, either at law or at equity or by statute or constitution, of every such equityholder (not including any Grantor as an equityholder of any Pledged Equity Party hereunder), officer or director is hereby expressly waived by the other parties as a condition of and consideration for the execution of this Agreement.
          (c) The guarantees, obligations, liabilities and undertakings granted by any Pledged Equity Party organized under the laws of France under this Agreement and the other Loan Documents shall, for each relevant financial year, be, in any and all cases, strictly limited to 90% of the annual net margin generated by such Pledged Equity Party or Pledged Equity Parties in connection with back-to-back leasing activities between it and any other Pledged Equity Party with respect to the lease of Pool Aircraft.
Aircraft Mortgage and Security Agreement

[The Remainder of this Page is Intentionally Left Blank]
Aircraft Mortgage and Security Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

PARK TOPANGA AIRCRAFT INC., as a Grantor
By	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Treasurer

TEMESCAL AIRCRAFT INC., as a Grantor
By	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Treasurer

BALLYSKY AIRCRAFT IRELAND LIMITED, as a Grantor
By	/s/ Niall C. Sommerville
	Name:	Niall C. Sommerville
	Title:	Director

CHARMLEE AIRCRAFT INC., as a Grantor
By	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Treasurer

Aircraft Mortgage and Security Agreement

CITIBANK, N.A. not in its individual capacity but solely as the Collateral Agent
By	/s/ Thomas Hollahan
	Name:	Thomas Hollahan
	Title:	Managing Director and Vice President

Aircraft Mortgage and Security Agreement

SCHEDULE I
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
AIRCRAFT OBJECTS

Airframe
	Manufacturer and		Engine Manufacturer and
	Model	Airframe MSN	Engine Model	Engine MSNs
1.	None	N/A	N/A	N/A
Aircraft Mortgage and Security Agreement

I-1

SCHEDULE II
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
PLEDGED EQUITY INTERESTS
PLEDGED STOCK

				Percentage of
Pledged Equity Party	Par Value	Certificate No(s).	Number of Shares	Outstanding Shares
Temescal Aircraft Inc.	N/A	1	100	100%
Ballysky Aircraft Ireland Limited	$1	1	10	100%
Charmlee Aircraft Inc.	N/A	1	100	100%
PLEDGED BENEFICIAL INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Beneficial Interest

PLEDGED MEMBERSHIP INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Membership Interest

Aircraft Mortgage and Security Agreement

II-1

PLEDGED DEBT

		Description of
	Intercompany	Instrument of	Amount of Pledged
Intercompany Lender	Borrower	Pledged Debt	Debt
Temescal Aircraft Inc.	Charmlee Aircraft Inc.	Intercompany Demand Promissory Note	$3,000,000,000
Temescal Aircraft Inc.	Ballysky Aircraft Ireland Limited	Intercompany Demand Promissory Note	$3,000,000,000
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II-2

SCHEDULE III
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
TRADE NAMES
1.	Grantor: Park Topanga Aircraft Inc. Trade Name: Park Topanga Aircraft Inc.

2.	Grantor: Temescal Aircraft Inc. Trade Name: Temescal Aircraft Inc.

3.	Grantor: Charmlee Aircraft Inc. Trade Name: Charmlee Aircraft Inc.

4.	Grantor: Ballysky Aircraft Ireland Limited Trade Name: Ballysky Aircraft Ireland Limited
Aircraft Mortgage and Security Agreement

III-1

SCHEDULE IV
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
CHIEF PLACE OF BUSINESS AND CHIEF EXECUTIVE OR REGISTERED OFFICE

Chief Executive Office, Chief Place of
Business or Registered Office
Name of Grantor	and Organizational ID (if applicable)
Park Topanga Aircraft Inc.	10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Organizational ID: 27-5306173

Temescal Aircraft Inc.	10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Organizational ID: 27-5306297

Ballysky Aircraft Ireland Limited	c/o ILFC Ireland Limited
30 North Wall Quay
Dublin 1, Ireland
Facsimile: 353-1-672-0270
Telephone: 353-1-802-8901
Corporation No. 495999

Charmlee Aircraft Inc.	10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Organizational ID: 27-5304959
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IV-1

SCHEDULE V
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
INSURANCE
1.	Obligation to Insure

So long as this Agreement shall remain in effect, the Grantors will ensure that there is effected and maintained appropriate insurances, maintained with insurers or reinsured with reinsurers of recognized responsibility or pursuant to governmental indemnities, in respect of each Pool Aircraft and the Collateral Agent and the Administrative Agent and its operation including insurance for:
(a)	loss or damage to each Pool Aircraft and each part thereof; and

(b)	any liability for injury to or death of persons and damage to or the destruction of public or private property arising out of or in connection with the operation, storage, maintenance or use of (in each case to the extent available) the Pool Aircraft and of any other part thereof not belonging to the Grantors but from time to time installed on the airframe.
2.	Specific Insurances
The Grantors will maintain or will cause to be maintained the following specific insurances with respect to each Pool Aircraft (subject to paragraph 3):
(a)	All Risks Hull Insurance — All risks hull insurance policy on the Pool Aircraft in an amount at least equal to 110% of the outstanding principal of the Loans allocable to such Pool Aircraft, calculated based on the most recent appraised value (the “Required Insured Value”) on an agreed value basis and naming the Collateral Agent (for and on behalf of itself and the Secured Parties) as a loss payee for the Required Insured Value (provided, however, that, if the applicable insurance program uses AVN67B or a successor London market endorsement similar thereto, the Grantor shall procure that the Collateral Agent is named as a “Contract Party” in respect of such hull insurance and shall ensure that the Collateral Agent is also named as such a “Contract Party” in respect of any new Lease entered into);

(b)	Hull War Risk Insurance — Hull war risk and allied perils insurance, including hijacking, (excluding, however, confiscation by government of registry or country of domicile to the extent coverage of such risk is not generally available to the applicable Lessee in the relevant insurance market at a commercially reasonable cost or is not customarily obtained by operators in such jurisdiction at such time in accordance with Leasing Company Practice) on the Pool Aircraft where the custom in the industry is to carry war risk for aircraft operating on routes or kept in locations similar to the Pool Aircraft in an amount not less than the Required Insured Value on an agreed value basis and naming the Collateral Agent (for and on behalf of itself and the Secured Parties) as a loss payee for the Required Insured Value (provided,
Aircraft Mortgage and Security Agreement

however, that, if the applicable insurance program uses AVN67B or a successor London market endorsement similar thereto, the Grantors shall procure that the Collateral Agent is named as a “Contract Party” in respect of such insurance and shall ensure that the Collateral Agent is also named as such a “Contract Party” in respect of any new Lease entered into);

(c)	Legal Liability Insurance — Third party legal liability insurance (including war and allied perils) for a combined single limit (bodily injured and property damage) of not less than $500,000,000 for a Narrowbody Aircraft, and not less than $750,000,000 for Widebody Aircraft. The Collateral Agent and the Administrative Agent (for and on behalf of themselves and the Secured Parties) shall be named as additional insureds on such policies; provided that if the applicable insurance program uses AVN 67B or a successor London market endorsement similar thereto, the Grantors shall procure that the Collateral Agent and the Administrative Agent are named as “Contract Parties” in respect of such insurance and the Grantors shall ensure that the Collateral Agent and the Administrative Agent are also named as such a “Contract Party” in respect of any new Lease.

(d)	Aircraft Spares Insurance — Insurance for the engines and the parts while not installed on the airframe for their replacement cost or an agreed value basis.

Proceeds of insurance paid to the Collateral Agent shall be disbursed to the Borrower unless an Event of Default has occurred and is continuing, in which case such proceeds will be held in the Collateral Account until applied as provided in the Credit Agreement or herein; provided, however, that if, pursuant to a Lease, such insurance proceeds are payable to a Lessee, such insurance proceeds shall in all circumstances be paid to such Lessee in accordance with such Lease.
3.	Variations on Specific Insurance Requirements
In certain circumstances, it is customary that not all of the insurances described in paragraph 2 be carried for the Pool Aircraft. For example, when a Pool Aircraft is not on lease to a passenger air carrier or is in storage or is being repaired or maintained, ferry or ground rather than passenger flight coverage for the Pool Aircraft are applicable. Similarly, indemnities may be provided by a Governmental Authority in lieu of particular insurances; provided, however, that the Grantors shall not, without the prior written consent of the Collateral Agent, be entitled to accept any new such governmental indemnities other than when such indemnities are granted by a Governmental Authority of a country or jurisdiction that is not a Prohibited Country. The relevant Grantor will determine the necessary coverage for the Pool Aircraft in such situations consistent with Leasing Company Practice with respect to similar aircraft.
4.	Hull Insurances in Excess of Required Insurance Value
For the avoidance of doubt, any Grantor and/or any Lessee may carry hull risks and hull war and allied perils insurance on the Pool Aircraft in excess of the Required Insured Value which (subject in the case of the Grantors with respect to the insurance required to
Aircraft Mortgage and Security Agreement

be carried by the Lessee under the Lease to no Event of Default having occurred and being continuing) will not be payable to the Collateral Agent. Such excess insurance proceeds, if paid under the insurances required to be carried by the Lessee under the Lease, will be payable to (i) if payable to the Grantors, to the relevant Grantor, unless an Event of Default has occurred and is continuing in which case the excess shall be payable to the Collateral Agent or (ii) if payable to the Lessee to the Lessee in all circumstances.

5.	Currency

All insurance and reinsurances effected pursuant to this Schedule V shall be payable in Dollars, save that in the case of the insurances referred to in paragraph 2(c) (if such denomination is (a) required by the law of the state of registration of the Pool Aircraft; or (b) the normal practice of airlines in the relevant country that operate aircraft leased from lessors located outside such country; or (c) otherwise accepted in accordance with Leasing Company Practice) or paragraph 2(d).

6.	Specific Terms of Insurances

Insurance policies which are underwritten in the London and/or other non-US insurance market and which pertain to financed or leased aircraft equipment contain the coverage and endorsements described in AVN67B or a successor London market endorsement as it may be amended or revised or its equivalent. Each of the Grantors agrees that, so long as this Agreement shall remain in effect, the Pool Aircraft will be insured and the applicable insurance policies endorsed either (i) in a manner consistent with AVN67B or a successor London market endorsement, as it may be amended or revised or its equivalent or (ii) as may then be customary in the airline industry for aircraft of the same type as the Pool Aircraft utilised by operators in the same country and whose operational network for such Pool Aircraft and credit status is similar to the type of business as the Lessee (if any) and at the time commonly available in the insurance market. In all cases, the relevant Grantor will set the standards, review and manage the insurances on the Pool Aircraft consistent with Leasing Company Practice with respect to similar aircraft.

7.	Insurance Brokers and Insurers

In reviewing and accepting the insurance brokers (if any) and reinsurance brokers (if any) and insurers and reinsurers (if any) providing coverage with respect to the Pool Aircraft, the relevant Grantor will utilize standards consistent with Leasing Company Practice with respect to similar aircraft. It is recognized that airlines in certain countries are required to utilize brokers (and sometimes even no brokers) or carry insurance with local insurance brokers and insurers. If at any time any Pool Aircraft is not subject to a Lease, the relevant Grantor will cause its insurance brokers to provide the Collateral Agent with evidence that the insurances described in this Schedule V are in full force and effect.

8.	Deductible Amounts, Self-Insurance and Reinsurance

With respect to the type of aircraft concerned, the nationality and creditworthiness of the airline operator, the airline operator’s use and operation thereof and to the scope of and the
Aircraft Mortgage and Security Agreement

amount covered by the insurances carried by the Lessee, the relevant Grantor will apply standards consistent with Leasing Company Practice with respect to similar aircraft in reviewing and accepting the amount of any insurance deductibles, whether the Lessee may self-insure any of the risks covered by the insurances and the scope and terms of reinsurance, if any, including a cut-through and assignment clause.

9.	Renewals

The Grantors will monitor the insurances on the Pool Aircraft and their expiration dates. The relevant Grantor shall, when requested by the Collateral Agent, promptly inform the Collateral Agent as to whether or not it has been advised that renewal instructions for any of the insurances have been given by the airline operator or its broker prior to or on the scheduled expiry date of the relevant insurance. The relevant Grantor shall promptly notify the Collateral Agent in writing if it receives notice that any of the insurances have in fact expired without renewal. Promptly after receipt, the relevant Grantor will provide to the Collateral Agent evidence of renewal of the insurances and reinsurance (if any).

10.	Information

Subject to applicable confidentiality restrictions, each of the Grantors shall provide the Collateral Agent or shall ensure that the Collateral Agent is provided with any information reasonably requested by it from time to time concerning the insurances maintained with respect to the Pool Aircraft or, if reasonably available to the Grantors, in connection with any claim being made or proposed to be made thereunder.
Aircraft Mortgage and Security Agreement

EXHIBIT A-1
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF COLLATERAL SUPPLEMENT
Citibank, N.A., as Collateral Agent
388 Greenwich Street, 14th Floor
New York, NY 10013
Attn: Jenny Cheng
Fax: 212-657-2762
[Date]
      Re: Aircraft Mortgage and Security Agreement, dated as of March 30, 2011
Ladies and Gentlemen:
          Reference is made to the Aircraft Mortgage and Security Agreement, dated as of March 30, 2011 (the “Aircraft Mortgage and Security Agreement”), among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (the “Borrower”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), CHARMLEE AIRCRAFT INC., a California corporation (the “CA Subsidiary Holdco”), and the ADDITIONAL GRANTORS who from time to time become grantors under the Aircraft Mortgage and Security Agreement (together with Parent Holdco, the Borrower, the Irish Subsidiary Holdco and the CA Subsidiary Holdco, the “Grantors”), and CITIBANK, N.A., a national banking association, as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Aircraft Mortgage and Security Agreement.
          The undersigned hereby delivers, as of the date first above written, the attached Annexes I, II, III and IV pursuant to Section 2.16 of the Aircraft Mortgage and Security Agreement.
          The undersigned Grantor hereby confirms that the property included in the attached Annexes constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 2.03 of the Aircraft Mortgage and Security Agreement (as supplemented by the attached Annexes I and II).
          Attached are (i) as Annex I, a duly completed description of each of the Aircraft Objects constituting part of the Collateral granted by the undersigned Grantor and not described in the schedules to the Security Agreement, or another Grantor Supplement or Collateral Supplement, (ii) as Annex II, a duly completed description of the Pledged Equity Interests granted by the undersigned Grantor and not described in the schedules to the Security
Aircraft Mortgage and Security Agreement

A-1-1

Agreement, or another Grantor Supplement or Collateral Supplement, (iii) as Annex III, where required with respect to any Assigned Agreement relating to the foregoing Collateral, a copy of the notice to each counterparty thereto and (iv) as Annex IV, with respect to any Assigned Lease relating to the foregoing Collateral, the Lessee Notice.
          This Collateral Supplement is delivered in and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.
Very truly yours,
[-]

By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:
CITIBANK, N.A.,
not in its individual capacity, but
solely as the Collateral Agent

By:
Name:
Title:

Aircraft Mortgage and Security Agreement

A-1-2

ANNEX I
COLLATERAL SUPPLEMENT
AIRCRAFT OBJECTS

	Airframe Manufacturer		Engine Manufacturer and
Airframe MSN	and Model	Engine MSNs	Model

Aircraft Mortgage and Security Agreement

A-1-3

ANNEX II
COLLATERAL SUPPLEMENT
PLEDGED EQUITY INTERESTS
PLEDGED BENEFICIAL INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Beneficial Interest

PLEDGED MEMBERSHIP INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Membership Interest

PLEDGED STOCK

Pledged Equity Party	Certificate No.	Percentage Stock

PLEDGED DEBT
[-]
Aircraft Mortgage and Security Agreement

A-1-4

ANNEX III
COLLATERAL SUPPLEMENT
[Insert copy of notice, if applicable]
Aircraft Mortgage and Security Agreement

A-1-5

ANNEX IV
COLLATERAL SUPPLEMENT
[Insert Lessee Notice]
Aircraft Mortgage and Security Agreement

A-1-6

EXHIBIT A-2
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF GRANTOR SUPPLEMENT
Citibank, N.A., as Collateral Agent
388 Greenwich Street, 14th Floor
New York, NY 10013
Attn: Jenny Cheng
Fax: 212-657-2762
[Date]
     Re: Aircraft Mortgage and Security Agreement, dated as of March 30, 2011
Ladies and Gentlemen:
          Reference is made to the Aircraft Mortgage and Security Agreement, dated as of March 30, 2011 (the “Aircraft Mortgage and Security Agreement”), among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (the “Borrower”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), CHARMLEE AIRCRAFT INC., a California corporation (the “CA Subsidiary Holdco”), and the ADDITIONAL GRANTORS who from time to time become grantors under the Aircraft Mortgage and Security Agreement (together with Parent Holdco, the Borrower, the Irish Subsidiary Holdco and the CA Subsidiary Holdco, the “Grantors”), and CITIBANK, N.A., a national banking association, as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Aircraft Mortgage and Security Agreement.
          The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Aircraft Mortgage and Security Agreement as if it were an original party thereto and agrees that, except as otherwise provided or the context otherwise so requires, each reference in the Aircraft Mortgage and Security Agreement to “Grantor” shall also mean and be a reference to the undersigned.
          Grant of Security Interest. To secure the Secured Obligations, the undersigned Grantor hereby assigns and pledges to the Collateral Agent for its benefit and the benefit of the other Secured Parties and hereby grants to the Collateral Agent for its benefit and the benefit of the other Secured Parties a first priority security interest in, all of its right, title and interest in and to the following (collectively, the “Supplementary Collateral”):
          (a) all of such Grantor’s right, title and interest in and to (i) each Pool Aircraft, including the Airframe and Engines with respect to such Pool Aircraft as the same is now and will hereafter be constituted, and in the case of such Engines, whether or not any such
Aircraft Mortgage and Security Agreement

A-2-1

Engine shall be installed in or attached to the Airframe or any other airframe, together with (ii) all Parts of whatever nature, which are from time to time relating to any Airframe or Engine, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts), (iii) all Aircraft Documents and (iv) any money or non-money proceeds of an Airframe or Engine arising from the total or partial loss or destruction of such Airframe or its Engine or its total or partial confiscation, condemnation or requisition up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder;
          (b) all of such Grantor’s right, title and interest in and to all Leases to which such Grantor is or may from time to time be party with respect to the Pool Aircraft, including any leasing arrangements with respect to such Pool Aircraft among Grantors with respect to such Leases together with all Related Collateral Documents (all such Leases and Related Collateral Documents, the “Assigned Leases”), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Pool Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity (the “Lease Collateral”);
          (c) all of the following (the “Security Collateral”):
          (i) the Pledged Stock and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;
          (ii) all additional shares of the capital stock of any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the capital stock of any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and
          (iii) the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt (the “Pledged Debt Collateral”);
          (d) all of the following (the “Membership Interest Collateral”):
Aircraft Mortgage and Security Agreement

A-2-2

          (i) the Pledged Membership Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interests; and
          (ii) all of such Grantor’s right, title and interest in all additional membership interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the membership interests in any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests;
          (e) all of the following (the “Beneficial Interest Collateral”):
          (i) the Pledged Beneficial Interest, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interest, any contracts and instruments pursuant to which any such Pledged Beneficial Interest are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and
          (ii) all of such Grantor’s right, title and interest in all additional beneficial interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the beneficial interests in any other Pledged Equity Party that may be formed from time to time, the trust agreements and any other contracts and instruments pursuant to which any such Pledged Equity Party is created or issued, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;
          (f) all of the following (the “Assigned Agreement Collateral”):
          (i) all of such Grantor’s right, title and interest in and to all security assignments, cash deposit agreements and other security agreements executed in its favor in respect of any Pool Aircraft (including any Airframe and any Engine) or in respect of or pursuant to any Assigned Lease, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”); and
          (ii) all of such Grantor’s right, title and interest in and to all property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement;
Aircraft Mortgage and Security Agreement

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          (g) all of such Grantor’s right, title and interest in and to the Acquisition Agreements (the “Aircraft Purchase Collateral”);
          (h) all right of such Grantor in and to the Collateral Account and all funds, cash, investment property, investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such account (collectively, the “Account Collateral”);
          (i) all of such Grantor’s right, title and interest in and to the personal property identified as subject to the Lien hereof in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Collateral Agent; and
          (j) all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d), (e), (f), (g), (h) and (i) above);
provided that the Collateral shall not include any Excluded Property.
          The undersigned Grantor hereby makes each representation and warranty set forth in Section 2.03 of the Aircraft Mortgage and Security Agreement (as supplemented by the attached Annexes I through IV) with respect to itself and its Collateral and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Aircraft Mortgage and Security Agreement. Each reference in the Aircraft Mortgage and Security Agreement to the Assigned Agreements, the Assigned Agreement Collateral, the Acquisition Agreements, the Aircraft Purchase Collateral, the Assigned Leases, Security Collateral, the Membership Interest Collateral, the Beneficial Interest Collateral, the Assigned Documents, the Assigned Agreements and the Account Collateral shall be construed to include a reference to the corresponding Collateral hereunder.
          The undersigned hereby agrees, together with the other Grantors, jointly and severally to indemnify the Collateral Agent and its officers, directors, employees and agents in the manner set forth in Section 7.01 of the Aircraft Mortgage and Security Agreement.
          Attached are (i) as Annex I, a duly completed description of each of the Aircraft Objects constituting part of the Supplementary Collateral, (ii) as Annex II, a duly completed description of the Pledged Equity Interests constituting part of the Supplementary Collateral, (iii) as Annex III, a list of any trade names applicable to the undersigned Grantor, (iv) as Annex IV, the Chief Executive Office, Chief Place of Business and Registered Office and Organizational ID (if applicable) of the undersigned Grantor, (v) as Annex V, where required with respect to any Assigned Agreement relating to the Supplementary Collateral, a copy of the notice to each counterparty thereto and (vi) as Annex VI, with respect to any Assigned Lease relating to the Supplementary Collateral, the Lessee Notice.
[Signature Page Follows]
Aircraft Mortgage and Security Agreement

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          This Grantor Supplement is delivered in the State of New York and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.
Very truly yours,

[NAME OF GRANTOR]
By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:
CITIBANK, N.A.,
not in its individual capacity, but solely as the
Collateral Agent

By:
Name:
Title:

Aircraft Mortgage and Security Agreement

A-2-5

ANNEX I
GRANTOR SUPPLEMENT
AIRCRAFT OBJECTS

	Airframe Manufacturer		Engine Manufacturer
Airframe MSN	and Model	Engine MSNs	and Model

Aircraft Mortgage and Security Agreement

A-2-6

ANNEX II
GRANTOR SUPPLEMENT
PLEDGED EQUITY INTERESTS
PLEDGED BENEFICIAL INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Beneficial Interest

PLEDGED MEMBERSHIP INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Membership Interest

PLEDGED STOCK

Pledged Equity Party	Certificate No.	Percentage Stock

PLEDGED DEBT
Aircraft Mortgage and Security Agreement

A-2-7

ANNEX III
GRANTOR SUPPLEMENT
TRADE NAMES
Aircraft Mortgage and Security Agreement

A-2-8

ANNEX IV
GRANTOR SUPPLEMENT

Chief Executive Office, Chief Place of
Business and Registered Office and Organizational ID
Name of Grantor	(if applicable)

Aircraft Mortgage and Security Agreement

A-2-9

ANNEX V
COLLATERAL SUPPLEMENT
[Insert copy of notice, if applicable]
Aircraft Mortgage and Security Agreement

A-2-10

ANNEX VI
COLLATERAL SUPPLEMENT
[Insert Lessee Notice]
Aircraft Mortgage and Security Agreement

A-2-11

EXHIBIT B
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF CHARGE OVER SHARES OF IRISH SUBSIDIARY HOLDCO
[SEE ATTACHED]
Aircraft Mortgage and Security Agreement

B-1

March__ 2011
SHARE CHARGE
between
TEMESCAL AIRCRAFT INC.
as Chargor
and
CITIBANK, N.A.
as Chargee
in respect of shares of
Ballysky Aircraft Ireland Limited
A & L GOODBODY

1

THIS SHARE CHARGE is made on March__ 2011
BETWEEN
(1)	TEMESCAL AIRCRAFT INC., a company incorporated under the laws of California (the Chargor); and

(2)	CITIBANK, N.A., a national banking association as the collateral agent under the Security Agreement (as defined below), (the Chargee);
WHEREAS:
A.	By a term loan credit agreement dated as of March__ 2011made between Temescal Aircraft Inc. as borrower, ILFC, Topanga Park Aircraft Inc., Charmlee Aircraft Inc and Ballysky Aircraft Ireland Limited (the Company) as obligors, the lenders identified therein as lenders, Citibank, N.A. as administrative agent and collateral agent (the Collateral Agent), Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as joint lead structuring agents and joint lead placement agents and BNP Paribas as joint placement agent (the Credit Agreement) the Lenders have agreed to make available a term loan facility to the Borrower.

B.	By an aircraft mortgage and security agreement dated as of March__ 2011 between the Chargor and others and the additional grantors referred to therein as Grantors and the Chargee, as the Collateral Agent, such Grantors have agreed to grant certain security to the Chargee (the Security Agreement).

C.	Pursuant to the terms of the Credit Agreement, the Chargor has agreed to grant this charge over the shares in the Company.

D.	The terms and conditions of this Charge are acceptable to the Chargee.
NOW THIS CHARGE WITNESSETH as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1.	In this Charge (including the Recitals), words and expressions defined in the Security Agreement shall (unless otherwise defined herein or the context requires otherwise) have the same meaning herein and the following words and expressions shall have the following meanings, except where the context otherwise requires:

Act means the Land and Conveyancing Law Reform Act 2009;

this Charge means this share charge;

Company means Ballysky Aircraft Ireland Limited (registered number 495999), a company incorporated in Ireland having its registered office at 30 North Wall Quay, Dublin 1, Ireland;

Charged Property means:
(1)	all the issued shares in the capital of the Company as described in Schedule A and all other shares and share warrants in the capital of the Company from time to time legally or beneficially owned by the Chargor during the Security Period (together the Charged Shares); and

(2)	including in each case all proceeds of sale thereof and all dividends, interest or other distributions hereafter declared, made, paid or payable in respect of the same and all allotments, accretions, offers, rights, benefits and advantages whatsoever at any time accruing, offered or arising in respect of or incidental to the same and all stocks, shares, rights, money or property accruing thereto or offered at any time by way of conversion, redemption, bonus, preference, option, substitution, capital redemption or otherwise in respect thereof;

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provided, however, that notwithstanding any of the foregoing provisions, so long as no Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, the Chargor shall have the right, to the exclusion of the Chargee to (i) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Charged Property, and once paid by Chargor to a non-Grantor under the Security Agreement, shall be free and clear of the Charge hereof and shall not constitute Charged Property, and if an Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, Chargor shall not make any such payment to a non-Grantor without the Chargee’s consent; provided further that the Charged Property shall not include any Excluded Property.

Charged Shares has the meaning assigned thereto in the definition of Charged Property;

Event of Default means any Event of Default as defined in the Credit Agreement;

Loan Document has the meaning given to it in the Credit Agreement;

Parties mean the parties to this Charge;

Receiver means a receiver (whether appointed pursuant to this Charge, pursuant to any statute, by a court or otherwise) of the Charged Property or any part of it;

Secured Obligations has the meaning given to it in the Security Agreement;

Secured Party means any of or, in the plural form, all of the Chargee, the Lenders, the Administrative Agent and the Syndication Agent; and

Security Period means the period commencing on the date of execution of this Charge and terminating upon the date on which the Secured Obligations have been unconditionally and irrevocably paid and discharged in full.
1.2.	In this Charge:
1.2.1.	words and phrases the definition of which is contained in or referred to section 2 of the Companies Act, 1963 are to be construed as having the meaning attributed to them therein;

1.2.2.	references to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions from time to time and shall include references to any provisions of which they are reenactments (whether with or without modification);

1.2.3.	references to clauses, recitals and schedules are references to clauses hereof, recitals hereof and schedules hereto; references to sub-clauses or paragraphs are, unless otherwise stated, references to sub-clauses of the clause or paragraphs of the schedule in which the reference appears;

1.2.4.	references to the singular shall include the plural and vice versa and references to the masculine shall include the feminine or neuter and vice versa;

1.2.5.	references to persons shall include natural persons, firms, partnerships, companies, corporations, associations, organisations, governments, states, foundations, trusts, bodies of persons whether incorporated or unincorporated (in each case whether or not having a separate legal personality);

1.2.6.	references to assets include property, rights and assets of every description;

1.2.7.	references to any document are to be construed as references to such document as amended, varied, assigned, novated, restated or supplemented from time to time;

1.2.8.	references to any person shall be construed so as to include that person’s successors, assigns and transferees;

1.2.9.	any reference to a legal term for any action, remedy, method of judicial proceeding, legal

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document, legal status, court, official or any legal concept or thing is, in respect of any jurisdiction other than Ireland, shall be deemed to include a reference to what mostly nearly approximates in that jurisdiction to the Irish legal term;

1.2.10.	the headings are inserted for convenience only and are not to affect the construction of this Charge; and

1.2.11.	any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression is to be construed as illustrative and shall not limit the sense of the words proceeding those terms.
2.	COVENANT TO PAY AND PERFORM
2.1.	The Chargor hereby covenants and undertakes with the Chargee that it shall pay and discharge the Secured Obligations as and when they become due to be paid or discharged as and to the extent provided in the Credit Agreement, this Charge or any other Loan Document.

2.2.	The Chargor shall pay interest on any delinquent sum (before and after any judgment) from the date of demand until the date of payment calculated on a daily basis in accordance with the provisions of the Credit Agreement.

2.3.	Any payment made by the Chargor under this Charge shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.
3.	SECURITY
3.1.	As a continuing security for the payment and performance of the Secured Obligations, the Chargor as legal and beneficial owner hereby charges to the Chargee, by way of a first fixed charge, all of its right, title and interest in and to the Charged Property.

3.2.	The Chargor hereby agrees to deliver to the Chargee, on the date of execution of this Charge:
3.2.1.	an undated stock transfer form (executed in blank by or on behalf of the Chargor) in respect of all the Charged Shares;

3.2.2.	all share certificates, warrants and other documents of title representing the Charged Shares together with a certified copy of the up to date register of members of the Company;

3.2.3.	an undated irrevocable proxy in respect of the Charged Shares executed by the Chargor, in the for set out in Schedule C to this Charge;

3.2.4.	an irrevocable appointment signed by the Chargor in respect of the Charged Shares, in the form set out in Schedule D to this Charge; and

3.2.5.	executed but undated letters of resignation and release from each of the directors, alternate directors and secretary of the Company appointed by the Chargor in the forms set out in Schedule B to this Charge.
The Chargee acknowledges and agrees that if at any time the Secured Obligations have been unconditionally and irrevocably paid and discharged in full it shall, or if otherwise required pursuant to this Charge or the Security Agreement or the Credit Agreement, the Chargee shall deliver the documents referred to in this clause 3.2 to the Chargor or to a new Chargee if so instructed by the Chargor and thereafter during the Security Period, such documents shall be held by the new Chargee.

3.3.	The Chargor will procure that, for the duration of the Security Period, there shall be (a) no increase or reduction in the authorised or issued share capital of the Company, (b) no variation of the rights attaching to or conferred by the Charged Property or any part of it, and (c) no alteration to the constitutive documents of the Company, in each case, without the prior consent in writing of the Chargee (not to be unreasonably withheld), but the foregoing shall not be interpreted as requiring the Chargee’s consent to further capital contribution to the Company by the Chargor.

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3.4.	The Chargor will deliver, or cause to be delivered, to the Chargee immediately upon (subject to clause 3.3) the issue of any further Charged Shares, the items listed in clauses 3.2.1 and 3.2.2 in respect of all such further Charged Shares.

3.5.	The Chargor will deliver or cause to be delivered, to the Chargee immediately upon (subject to clause 3.3) the appointment of any further director, alternate director or officer of the Company an undated, signed letter of resignation from such further director, alternate director or officer in a form acceptable to the Chargee.

3.6.	The Chargor hereby covenants that, except as otherwise provided in the Loan Documents, during the Security Period:
3.6.1.	it will remain the legal and beneficial owner of the Charged Property;

3.6.2.	it will not create or suffer the creation or existence of any Liens (other than Permitted Liens) on or in respect of the whole of any part of the Charged Property or any of its interest therein;

3.6.3.	it will not sell, assign, transfer or otherwise dispose of any of its interest in the Charged Property in any such case, without the prior consent in writing of the Chargee;

3.6.4.	it will not permit any person other than the Chargee (or such person as may be specified for this purpose in writing by the Chargee) to be registered as holder of the Shares or any part thereof;

3.6.5.	it will duly and promptly pay all calls, instalments or other payments which may be or become due in respect of the Charged Shares as and when the same from time to time become due;

3.6.6.	it will promptly give to the Chargee all material notices and other documents received in respect of the Charged Shares;

3.6.7.	it will ensure that, except as required by law, the Charged Shares are, and at all times remain, free from any restriction on transfer to the Chargee, its nominee(s) or to any purchaser from the Chargee pursuant to the exercise of any rights or remedies of the Chargee under or pursuant to this Charge;

3.6.8.	it will notify the Chargee immediately upon receipt of any notice issued under section 16(1) of the Companies Act, 1990 in respect of all or any of the Charged Shares or upon becoming aware that any such notice has been issued or that steps have been taken or are about to be taken to obtain an order for the sale of all or any of the Charged Shares under section 16(7) of the Companies Act 1990;

3.6.9.	it will not claim any set-off or counterclaim against the Chargee or any Secured Party;

3.6.10.	following the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded, it will not claim or prove in competition with the Chargee or any Secured Party in the bankruptcy or liquidation of the Company or have the benefit of, or share in, any payment from or composition with, the Company for any indebtedness of the Company provided that if so directed by the Chargee, it will prove for the whole or any part of its claim in the liquidation or bankruptcy of the Company on terms that the benefit of such proof and of all money received by it in respect thereof shall be held on trust for the Chargee and applied in or towards the discharge of the liabilities and obligations of the Chargor to the Chargee under this Charge in such manner as the Chargee shall deem appropriate;

3.6.11.	it will not exercise its rights of subrogation against the Company;

3.6.12.	following the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded, it will take such action as the Chargee may, in its absolute discretion, direct in the event that it becomes possible (whether under the terms of issue of the Charged Shares, a reorganisation or otherwise) to convert or exchange the Charged Shares or have them repaid or in the event that any offer to purchase is made in respect of the Charged Shares or any proposal is made for varying or abrogating any rights attaching to them; and

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3.6.13.	it will not permit any of the Charged Shares to be redeemed and repaid.
3.7.	The Chargor shall remain liable to perform all the obligations assumed by it in relation to the Charged Property and the Chargee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in the event of any failure by the Chargor to perform its obligations in respect thereof.

3.8.	For the avoidance of doubt, the Chargee shall not in any circumstances incur and liability whatsoever in respect of any calls, instalments or otherwise in connection with the Charged Property.

3.9.	Upon the Chargee being satisfied that the Secured Obligations have been unconditionally and irrevocably paid and discharged in full, or as otherwise provided in the Credit Agreement or the other Loan Documents, and following a written request therefor from the Chargor, the Chargee will, subject to being indemnified to their reasonable satisfaction for the costs and expenses incurred by the Chargee in connection therewith, release the security constituted by this Charge.

4.	REPRESENTATIONS AND WARRANTIES OF THE CHARGOR

4.1.	The Chargor hereby represents and warrants to the Chargee and the Secured Parties that:
4.1.1.	it is not in breach of any of its obligations under this Charge;

4.1.2.	the Chargor is the sole legal and beneficial owner of all of the Charged Property free from any Lien (other than any Permitted Lien) and any options or rights of pre-emption;

4.1.3.	the Chargor has not sold or otherwise disposed of or agreed to sell or otherwise dispose of or granted or agreed to grant any option in respect of the Charged Property and, except as otherwise permitted under the Loan Documents, will not do any of the foregoing at any time during the Security Period;

4.1.4.	it is not necessary that this Charge be filed, recorded or enrolled with any court or other authority in Ireland or any other jurisdiction (except filing with the Irish Companies Registration Office pursuant to Section 111 of the Companies Act 1963 and under the Uniform Commercial Code enacted in any jurisdiction);

4.1.5.	the Charged Shares constitute all of the issued share capital of the Company;

4.1.6.	the Charged Shares have been duly authorised, validly issued and are fully paid or credited as fully paid, no calls have been made in respect thereof and remain unpaid and no calls can be made in respect of such Charged Shares in the future;

4.1.7.	the terms of the Charged Shares and of the constitutive documents of the Company do not restrict or otherwise limit the Chargor’s right to transfer or charge the Charged Shares and the directors of the Company cannot refuse to register any transfer of the Charged Shares to the Chargee or any party nominated by the Chargee;

4.1.8.	it will not be required to make any deduction or withholding from any payment it may make under this Charge.
4.2.	The Chargor acknowledges that the Chargee has entered into this Charge in reliance on the representations and warranties set out in Clause 4.1.

5.	DEALINGS WITH CHARGED PROPERTY

5.1.	Unless and until the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded:
5.1.1.	subject always to Clause 3.3, the Chargor shall continue to be entitled to exercise all voting and consensual powers pertaining to the Charged Property or any part thereof for all purposes not inconsistent with the terms of this Charge; and

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5.1.2.	the Chargor shall be entitled to receive and retain any cash dividends, but not other moneys or assets accruing on or in respect of the Charged Property or any part thereof provided that the Chargor shall not exercise such voting rights in any manner which would, or would be reasonably likely to, violate the Credit Agreement or the Security Agreement.

5.2.	The Chargor shall pay when due all calls, installments or other payments and shall discharge all other obligations, which may become due in respect of any of the Charged Property and following the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded, the Chargee may if it thinks fit (but shall not be obliged to) make such payments or discharge such obligations on behalf of the Chargor. Any sums so paid by the Chargee in respect thereof shall be repayable on demand by the Chargor with interest thereon calculated in accordance with clause 2.2 and pending such repayment shall constitute part of the Secured Obligations.

5.3.	The Chargee shall not have any duty to ensure that any dividends, interest or other moneys and assets receivable in respect of the Charged Property are duly and punctually paid, received or collected as and when the same become due and payable or to ensure that the correct amounts (if any) are paid or received on or in respect of the Charged Property or to ensure the taking up of any (or any offer of any) stocks, shares, rights, moneys or other property paid, distributed, accruing or offered at any time by way of redemption, bonus, rights, preference, or otherwise on or in respect of, any of the Charged Property.

5.4.	The Chargor hereby authorises the Chargee to arrange at any time and from time to time (after the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded) for the Charged Property or any part thereof to be registered in the name of the Chargee (or its nominee) thereupon to be held, as so registered, subject to the terms of this Charge.

5.5.	The Chargor may not take any action in relation to the Charged Property or this Charge under the provisions of Section 94 of the Act (Court order for sale).

6.	PRESERVATION OF SECURITY

6.1.	It is hereby agreed and declared that:
6.1.1.	the security created by this Charge shall be held by the Chargee as a continuing security for the payment and discharge of the Secured Obligations and the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations;

6.1.2.	the security created by this Charge is in addition to and independent of and shall not prejudice or merge with any other security (or any right of set-off) which the Chargee may hold at any time for the Secured Obligations or any of them;

6.1.3.	the Chargee shall not be bound to seek to recover any amounts due from the Borrowers or any other person, exercise any rights against a Borrower or any other person or enforce any other security before enforcing the security created by this Charge;

6.1.4.	no delay or omission on the part of the Chargee in exercising any right, power or remedy under this Charge shall impair such right, power or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and not exclusive of any rights, powers and remedies provided by law and may be exercised from time to time and as often as the Chargee may deem expedient; and

6.1.5.	any waiver by the Chargee of any terms of this Charge shall only be effective if given in writing and then only against the Chargee and for the purpose and upon the terms for which it is given.
6.2.	Where any discharge is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, liquidation, by

7

virtue of Section 1001 of the Taxes Consolidation Act 1997 or otherwise without limitation, this Charge shall continue in force as if there had been no such discharge or arrangement. The Chargee shall be entitled to concede or compromise in good faith any claim that any such payment, security or other disposition is liable to avoidance or repayment.

6.3.	Until the Secured Obligations have been unconditionally and irrevocably satisfied and discharged in full to the satisfaction of the Chargee or as otherwise provided in the Credit Agreement or the Security Agreement, the Chargee may at any time keep in a separate account or accounts (without liability to pay interest thereon) in the name of the Chargee for as long as the Chargee may think fit, any moneys received recovered or realised under this Charge or under any other guarantee, security or agreement relating in whole or in part to the Secured Obligations without being under any intermediate obligation to apply the same or any part thereof in or towards the discharge of such amount except as otherwise provided in the Loan Documents.

7.	ENFORCEMENT OF SECURITY

7.1.	The security hereby constituted shall become enforceable upon the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded.

7.2.	At any time after the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded, the rights conferred on the Chargee under this Charge or by law shall be immediately exercisable upon and at any time thereafter and, without prejudice to the generality of the foregoing, the Chargee or any Receiver appointed hereunder without further notice to the Chargor:
7.2.1.	may solely and exclusively exercise all voting and/or consensual powers pertaining to the Charged Property or any part thereof and may exercise such powers in a such manner as the Chargee may think fit; and/or

7.2.2.	may complete any share transfer forms then held by the Chargee pursuant to this Charge in the name of the Chargee (or its nominee) and the Chargor shall do whatever the Chargee requires in order to procure the prompt registration of such transfer and the prompt issue of a new certificate or certificates for the relevant Charged Property in the name of the Chargee; and/or

7.2.3.	date any or all, as the Chargee in its absolute discretion may deem appropriate, of the letters of resignation of the Directors and Secretary of the Company provided to the Chargee pursuant to clause 3.2.5, the proxy provided to the Chargee pursuant to clause 3.2.3 and the appointment provided to the Chargee pursuant to clause 3.2.4 and sign, seal, execute, deliver, acknowledge, file and register all such documents, instruments, agreements, certificates and any other document (including, but not limited to, such letters of resignation) and do any and all such other acts or things as the Chargee may in its absolute discretion deem necessary or desirable to remove any or all of the Directors and/or Secretary from the office of director or, as the case may be, secretary of the Company.

7.2.4.	may receive and retain all dividends, interest or other moneys or assets accruing on or in respect of the Charged Property or any part thereof, such dividends, interest or other moneys or assets to be held by the Chargee, as additional security charged under and subject to the terms of this Charge and any such dividends, interest and other moneys or assets received by the Chargor after such time shall be held in trust by the Chargor for the Chargee and paid or transferred to the Chargee on demand; and/or

7.2.5.	may sell, transfer, grant options over or otherwise dispose of the Charged Property or any part thereof at such place and in such manner and at such price or prices as the Chargee may deem fit, and thereupon the Chargee shall have the right to deliver, assign and transfer in accordance therewith the Charged Property so sold, transferred, granted options over or otherwise disposed of.
7.3.	At any time after the security constituted by this Charge has become enforceable:
7.3.1.	the statutory power of sale conferred by section 100 (Power of sale) of the Act free from restrictions contained in section 100(1)(a), (b), (c), (2), (3) and (4) and without the requirement

8

to serve notice (as provided for in section 100(1)); and
7.3.2.	the incidental powers of sale conferred by section 102 (Incidental powers)
will immediately arise and be exercisable by the Chargee and/or any Receiver (as appropriate).

7.4.	Upon any sale of the Charged Property or any part thereof by the Chargee, the purchaser shall not be bound to see or enquire whether the Chargee’s power of sale has become exercisable in the manner provided in this Charge and for the purposes and benefit of such purchaser the sale shall be deemed to be within the power of the Chargee, and the receipt of the Chargee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

7.5.	The Chargee shall not be obliged to make any enquiry as to the nature or sufficiency of any payment received by it under this Charge or to make any claim or to take any action to collect any moneys assigned by this Charge or to enforce any rights or benefits assigned to it by this Charge or to which the it may at any time be entitled hereunder.

7.6.	Neither the Chargee nor any of its respective agents, managers, officers, employees, delegates and advisers shall be liable for any claim, demand, liability, loss, damage, cost or expense incurred or arising in connection with the exercise or purported exercise of any rights, powers and discretions hereunder in the absence of gross negligence, dishonesty or willful default.

7.7.	The provisions of section 97 of the Act (Taking possession), section 99(1) (Mortgagee in possession) and section 101 (Applications under sections 97 and 100) shall not apply to this Charge.

7.8.	Receivers
7.8.1.	At any time after the occurrence of an Event of Default and for so long as it is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded, the Chargee may by a written instrument and without notice to any party appoint a Receiver of the Charged Property or any part of it. A Receiver so appointed shall be the agent of the Chargor and the Chargor shall be solely responsible for his acts, defaults and remuneration but the Chargee will have power from time to time to fix the remuneration of any Receiver and direct payment thereof out of the proceeds of the Charged Property. The restrictions contained in section 108(1) and the provisions of sub-sections 108(4) and (7) (Appointment of a Receiver) of the Act will not apply to the appointment of a Receiver under this clause 7.8.1;

7.8.2.	The Chargee may by instrument in writing delegate to any such Receiver all or any of the rights, powers and discretions vested in it by this Charge pursuant to section 108(3) of the Act;

7.8.3.	The Chargee may by instrument in writing delegate to any such Receiver all or any of the rights, powers and discretions vested in it by this Charge;

7.8.4.	In addition to the powers conferred on the Chargee by this Charge, the Receiver appointed pursuant to Clause 7.8.1 shall have in relation to the Charged Property all the powers conferred by the Act (as extended by this Charge) on a Receiver appointed under that Act;

7.8.5.	The Chargee shall not be responsible for any negligence on the part of a Receiver, provided that the Chargee shall have used bona fides in the appointment of such Receiver;

7.8.6.	Neither the Chargee nor any Receiver appointed under this Charge shall be liable to account as mortgagee in possession in respect of any of the Charged Property or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever (except to the extent that the same results from their or his gross negligence or willful default in connection with any of the Charged Property) for which a mortgagee in possession might as such be liable and all costs, charges and expenses incurred by the Chargee or any Receiver appointed hereunder (including the costs of any proceedings to enforce the security) together with all Value Added Tax thereon shall be paid by the Chargor on a solicitor and own client basis and shall form part of the Secured Obligations and be charged on and paid out of the Charged Property; and

7.8.7.	All amounts realized by the Chargee in connection with the exercise of rights and remedies

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hereunder shall be applied by the Chargee as provided in section 3.02 (Priority of Payments) of the Security Agreement. To the extent relevant, the subordination arrangements set forth in Sections 2, 5 and 6 of the Intercreditor Agreement shall apply to this Charge.
8.	FURTHER ASSURANCES

8.1.	The Chargor shall from time to time at its expense, but only to the extent required by the Express Perfection Requirements, execute and deliver any and all such further instruments and documents and take all such actions as the Chargee in its reasonable discretion may require for:
8.1.1.	perfecting, protecting or ensuring the priority of the security hereby created (or intended to be created);

8.1.2.	preserving or protecting any of the rights of the Chargee under this Charge;

8.1.3.	ensuring that the security constituted by this Charge and the covenants and obligations of the Chargor under this Charge shall enure to the benefit of any assignee of the Chargee;

8.1.4.	facilitating the appropriation or realisation of the Charged Property or any part thereof; or

8.1.5.	the exercise of any power, authority or discretion vested in the Chargee under this Charge, in any such case, forthwith upon demand by the Chargee and at the expense of the Chargor.
9.	INDEMNITIES

9.1.	The Chargor will indemnify and save harmless the Chargee and each of its agents or attorneys appointed under or pursuant to this Charge from and against any and all expenses, claims, liabilities, losses, taxes, costs, duties, fees and charges suffered, incurred or made by the Chargee or such agent or attorney:
9.1.1.	in the exercise or purported exercise of any rights, powers or discretions vested in them pursuant to this Charge;

9.1.2.	in the preservation or enforcement of the Chargee’s rights under this Charge or the priority thereof; or

9.1.3.	on the release of any part of the Charged Property from the security created by this Charge, as provided in the Security Agreement and subject to the terms thereof.
9.2	If, under any applicable law or regulation, and whether pursuant to a judgment being made or registered against the Chargor or the bankruptcy or liquidation of the Chargor or for any other reason any payment under or in connection with this Charge is made or fails to be satisfied in a currency (the Payment Currency) other than the currency in which such payment is due under or in connection with this Charge (the Contractual Currency), then to the extent that the amount of such payment actually received by the Chargee when converted into the Contractual Currency at the rate of exchange, falls short of the amount due under or in connection with this Charge, the Chargor, as a separate and independent obligation, shall indemnify and hold harmless the Chargee against the amount of such shortfall. For the purposes of this clause 9.2, rate of exchange means the rate at which the Chargee is able on or about the date of such payment to purchase the Contractual Currency with the Payment Currency and shall take into account any premium and other costs of exchange with respect thereto.

10.	POWER OF ATTORNEY

10.1.	The Chargor by way of security hereby irrevocably appoints and constitutes the Chargee and any Receiver jointly and also severally the attorney or attorneys of the Chargor on the Chargor’s behalf and in the name of the Chargor or otherwise and to do all acts and to execute, seal or otherwise affect any deed, assurance, agreement, instrument, document or act which the Chargor could itself do in relation to the Charged Property or which may be required or which may be deemed proper for any of the

10

matters provided for in this Charge.

10.2.	The power hereby conferred shall be a general power of attorney and the Chargor hereby ratifies and confirms and agrees to ratify and confirm any instrument, act or thing which any such attorney may execute or do. In relation to the power referred to herein, the exercise by the Chargee of such power shall be conclusive evidence of its right to exercise the same.

10.3.	This power shall not become exercisable unless and until an Event of Default has occurred and is continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded.

11.	EXPENSES

11.1.	As and to the extent provided in the Credit Agreement and the Security Agreement, the Chargor shall pay to the Chargee within 10 Business Days of demand all costs, fees and expenses (including, but not limited to, legal fees and expenses) and taxes thereon incurred by the Chargee (or any Secured Party) or for which the Chargee may become liable in connection with:
11.1.1.	the negotiation, preparation and execution of this Charge;

11.1.2.	the preserving or enforcing of, or attempting to preserve or enforce, any of its rights under this Charge or the priority hereof;

11.1.3.	any variation of, or amendment or supplement to, any of the terms of this Charge; and /or

11.1.4.	any consent or waiver required from the Chargee in relation to this Charge, and in the case referred to in clauses 11.1.3 and 11.1.4 regardless of whether the same is actually implemented, completed or granted, as the case may be.

11.2.	The Chargor shall pay promptly all stamp, documentary, registration and other like duties and taxes to which this Charge may be subject or give rise and shall indemnify the Chargee on demand against any and all liabilities with respect to or resulting from any delay or omission on the part of the Chargor to pay any such duties or taxes.

11.3.	The provisions of section 109 (Application of money received) of the Act shall not apply to this Charge.

12.	ASSIGNMENTS

12.1.	This Charge shall be binding upon and shall enure to the benefit of the Chargor and the Chargee and each of their respective successors and (subject as hereinafter provided) assigns and references in this Charge to any of them shall be construed accordingly.

12.2.	The Chargor may not assign or transfer all or any part of its rights and/or obligations under this Charge except as provided under the Credit Agreement or the Security Agreement.

12.3.	The Chargee may assign or transfer all or any part of its rights or obligations under this Charge as provided in the Security Agreement. The Chargee will be entitled to disclose any information concerning the Chargor to any proposed assignee or transferee. The Chargee shall notify the Chargor promptly following any such assignment or transfer.

12.4.	In the event of assignment or transfer by the Chargee as permitted by clause 12.3, the Chargor shall at the request of the Chargee join in such assignment or transfer so as to cause the full benefit of this Charge to be passed to the relevant assignee or transferee.

13.	MISCELLANEOUS

13.1.	The Chargee, at any time and from time to time, may delegate by power of attorney or in any other manner to any person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Chargee under this Charge in relation to the Charged Property or any part thereof. Any such delegation may be made upon such terms and be subject to the regulations as

11

the Chargee may think fit. The Chargee shall not be in any way liable or responsible to the Chargor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate provided that the Chargee has acted reasonably in selecting such delegate.

13.2.	If any of the clauses, conditions, covenants or restrictions (the Provision) of this Charge or any deed or document emanating from it shall be found to be void but would be valid if some part thereof were deleted or modified, then the Provision shall apply with such deletion or modification as may be necessary to make it valid and effective.

13.3.	This Charge (together with any documents referred to herein) constitutes the whole agreement between the Parties relating to its subject matter and no variations hereof shall be effective unless made in writing and signed by each of the Parties.

13.4.	This Charge may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

13.5.	A certificate of the Chargee as to the amount of any Secured Obligation owed to it (whether for itself or in a representative capacity) shall, in the absence of manifest error, be conclusive evidence of the existence and amount of such Secured Obligation.

13.6.	If the Chargee causes or requires Charged Property to be registered in the name of a nominee for the Chargee, any reference in this Charge to the Chargee shall, if the context so permits or requires, be construed as a reference to each of the Chargee and such nominee.

13.7.	The rights and remedies of the Chargee under this Charge are cumulative and without prejudice and in addition to any rights or remedies which the Chargee may have at law or in equity. No exercise by the Chargee of any right or remedy under this Charge or at law or in equity shall (save to the extent, if any, provided expressly in this Charge, or at law or in equity) operate so as to hinder or prevent the exercise by it of any other right or remedy. Each and every right and remedy may be exercised from time to time as often and in such order as may be deemed expedient by the Chargee.

14.	LIMIT OF LIABILITY

The provisions of section 8.13 (Limited Recourse) of the Security Agreement shall apply mutatis mutandis to this Charge as if written out in full herein.

15.	LAW AND JURISDICTION

15.1.	This Charge, and any non-contractual obligations arising out of or in connection with this Charge, shall be governed and construed in accordance with Irish law.

15.2.	The Chargor irrevocably agrees for the benefit of the Chargee that the courts of Ireland shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, whether relating to a contractual or non-contractual obligation, which may arise out of or in connection with this Charge and, for such purposes, irrevocably submits to the jurisdiction of such courts.

15.3.	The Chargor irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 15.2 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Charge and agrees not to claim that any such court is not a convenient or appropriate forum in each case whether on the grounds of venue or forum non convenient or any similar grounds or otherwise.

15.4.	The submission to the jurisdiction of the courts referred to in Clause 15.2 shall not (and shall not be construed so as to) limit the right of the Chargee to take proceedings against the Chargor in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

15.5.	To the extent that the Chargor, or any of the property of the Chargor is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment,

12

or other legal process in any jurisdiction, the Chargor for itself, and its property does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its or his, as the case may be, obligations, liabilities or any other matter under or arising out of or in connection with this Charge or the subject matter hereof or thereof.

16.	SERVICE OF PROCESS AGENT

The Chargor hereby irrevocably appoints ILFC Ireland Limited of 30 North Wall Quay, Dublin 1 as its Agent with full authority to receive, accept and acknowledge, for itself and on its behalf, service of all process issued out of or relating to any proceedings referred to in clause 15 in the Courts of Ireland.

17.	CONFLICTS

In the event of a conflict between the provisions of this Charge on the one hand and the Credit Agreement and the Security Agreement on the other hand, the provisions of the Credit Agreement or Security Agreement shall control.

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Schedule A

Number and
Company	Description of Shares	Registered Holder
Ballysky Aircraft Ireland Limited	10 Ordinary Shares of US$1.00 each	Temescal Aircraft Inc.

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SCHEDULE B
Part I

To:	Citibank, N.A. (the Chargee)
Date: March__ 2011
(Date of Charge)
Dear Sirs
Ballysky Aircraft Ireland Limited (the Company)
I hereby unconditionally and irrevocably authorise you to date the resignation letter in respect of the Company deposited by me with you pursuant to the share charge dated March__ 2011 (the Charge) between Temescal Aircraft Inc. and yourselves, as and when you become entitled to date and complete the same pursuant to the terms of the Charge.
Yours faithfully,
[name]
[Director] / [Secretary]

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SCHEDULE B
PART II
Date________________
The Board of Directors
Ballysky Aircraft Ireland Limited (the Company)
Dear Sirs,
Resignation of Directors/Secretary
[I]/[We] hereby tender [my]/[our] resignation as [Director]/[Secretary] of the Company with effect from the date hereof .
[I]/[We] hereby confirm that we have no rights to compensation or claims against the Company for loss of office or arrears of pay [(or, in the case of secretary, fees)].
This letter shall be governed by and construed in accordance with Irish law.
Yours faithfully,

Signed and Delivered
by [insert name of director/secretary] in the presence of:

Witness Signature:

Witness Name:

Witness Address:

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SCHEDULE C

“Irrevocable Proxy”
We, Temescal Aircraft Inc., hereby irrevocably appoint Citibank, N.A., (the Chargee) as our proxy to vote at meetings of the shareholders of Ballysky Aircraft Ireland Limited (the Company) in respect of any existing or further shares in the Company which may have been or may from time to time be issued to us and/or registered in our name. This proxy is irrevocable by reason of being coupled with the interest of Citibank, N.A., as Chargee of the aforesaid shares.

Temescal Aircraft Inc.
Dated:

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SCHEDULE D

“Irrevocable Appointment”
We, Temescal Aircraft Inc., hereby irrevocably appoint Citibank, N.A., (as Chargee) as our duly authorised representative to sign resolutions in writing of Ballysky Aircraft Ireland Limited (the Company) in respect of any existing or further shares in the Company which may have been or may from time to time be issued to us and/or registered in our name.

Temescal Aircraft Inc.
Dated:

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IN WITNESS whereof the parties hereto have caused this Charge to be duly executed on the date first written.

SIGNED by TEMESCAL AIRCRAFT INC. in the presence of:

Witness Signature:

Witness Name:

Witness Address:

SIGNED by CITIBANK, N.A., in the presence of:

Witness Signature:

Witness Name:

Witness Address:

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EXHIBIT C
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF ACCOUNT CONTROL AGREEMENT
March 30, 2011
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Facsimile No. (212) 657-2762
Whereas, Temescal Aircraft Inc. (“Pledgor”) has granted to Citibank, N.A., as Collateral Agent (“Pledgee”), for the benefit of the Secured Parties, a security interest in Account number 798628 (the “Collateral Account”), held by Citibank, N.A. (the “Securities Intermediary”) together with all financial funds, investments, instruments, assets, investment property, securities, cash and other property now or hereafter held therein, and the proceeds thereof, including without limitation dividends payable in cash or stock and shares or other proceeds of conversions or splits of any securities in the Collateral Account (collectively, the “Collateral”). Pledgor, Pledgee and the Securities Intermediary agree that the Collateral Account is a “securities account” within the meaning of Article 8 of the Uniform Commercial Code of the State of New York (the “UCC”) and that all Collateral held in the Collateral Account will be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
Whereas, the grant of security interest described above is pursuant to that certain Aircraft Mortgage and Security Agreement dated as of the date hereof among Park Topanga Aircraft Inc., the Pledgor, Charmlee Aircraft Inc., Ballysky Aircraft Ireland Limited, the additional grantors referred to therein, and the Pledgee (the “Security Agreement”).
Whereas, the Pledgor and Pledgee, inter alia, are party to the Term Loan Credit Agreement dated as of the date hereof (the “Credit Agreement”).
Terms used but not defined herein shall have the meaning set forth in the Security Agreement and, if not defined therein, such terms shall have the meaning set forth in the Credit Agreement.
In connection therewith, the parties hereto agree (which agreement by the Pledgor will be construed as instructions to the Securities Intermediary):
1.	The Securities Intermediary is instructed to register the pledge on its books. Securities Intermediary shall hold all certificated securities that comprise all or part of the Collateral with proper endorsements to the Securities Intermediary or in blank, or will deliver possession of such certificated securities to the Pledgee. The Securities Intermediary acknowledges the security interest granted by the Pledgor in favor of the Pledgee in the Collateral.

2.	The Securities Intermediary represents, warrants and agrees that the Collateral Account (i) has been established and is and will be maintained with the Securities Intermediary on its books and records and (ii) is and will be a “securities account” (as defined in Section 8-501(a) of the UCC) in respect of which the (A) Securities Intermediary is a “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC), (B) the Pledgor is the “entitlement holder” (as defined in
Aircraft Mortgage and Security Agreement

Section 8-102(a)(7) of the UCC) of the Collateral Account subject to the “control” (as defined in Section 8-106 of the UCC) of the Pledgee, (C) the “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the UCC) of the Securities Intermediary in respect of the Collateral Account is New York and (D) all financial assets carried in the Collateral Account will have been duly credited thereto in compliance with Section 8-501 of the UCC.

3.	The Securities Intermediary is instructed to deliver to the Pledgee copies of monthly statements on the Collateral Account.

4.	The Collateral Account will be styled: “#798628 Citi f/b/o Citibank, N.A. as Collateral Agent and Securities Intermediary f/b/o Temescal Aircraft, Inc. under the Aircraft Mortgage and Security Account Control Agreement.”

5.	All dividends, interest, gains and other profits with respect to the Collateral Account will be reported in the name and tax identification number of the Pledgor.

6.	(a) The Securities Intermediary may not, without the prior written consent of Pledgee, deliver, release or otherwise dispose of the Collateral or any interest therein unless the proceeds thereof are held or reinvested in the Collateral Account as part of the Collateral or applied by Securities Intermediary to the satisfaction of an Unsubordinated Obligation (as defined below) owed to it. Except for such limitation and unless and until the Securities Intermediary receives and has a reasonable period of time to act upon written notice from the Pledgee which states that Pledgee is exercising exclusive control over the Collateral Account (a “Notice of Exclusive Control”), the Securities Intermediary may comply with any investment orders or instructions from Pledgor concerning the Collateral Account, or as set forth in Section 6(b) below. A Notice of Exclusive Control (Exhibit A) may be delivered by the Pledgee at any time upon the occurrence and continuance of an Event of Default and the acceleration of the Loans and such acceleration has not been rescinded, and shall designate the account, person or other location to which the financial assets in the Collateral Account, and cash dividends, interest, income, earnings and other distributions received with respect thereto, shall thereafter be delivered. As between Pledgor and Pledgee, Pledgee agrees not to deliver a Notice of Exclusive Control until the occurrence of an Event of Default (as defined in the Security Agreement) that is continuing and the acceleration of the Loans and such acceleration has not been rescinded. For the avoidance of doubt, Securities Intermediary shall have no responsibility for monitoring or determining whether an Event of Default has occurred or is continuing.

(b) In accordance with the Loan Agreement, upon, as part of, or in the absence after the relevant period of an Interim Cure, the Pledgee shall issue an “entitlement order” to the Securities Intermediary to distribute from the Collateral Account to the Pledgor an amount equal to the Interim Cash deposited in connection with the related LTV Cure.

(c) Upon deposit of any insurance proceeds in the Collateral Account, the Pledgee shall instruct the Securities Intermediary to distribute from the Collateral Account the amount of such insurance proceeds in accordance with the instructions of the Collateral Agent (who shall direct that such amounts be distributed as set forth in Schedule V of the Security Agreement).

7.	The Pledgor authorizes the Securities Intermediary, and the Securities Intermediary agrees, to comply with any order or instruction from Pledgee concerning the Collateral Account, including an order or instruction directing sale, transfer (to the extent that the Collateral is transferable), release or redemption of all or part of the Collateral and the remittance of the proceeds thereof, if
Aircraft Mortgage and Security Agreement

any, to Pledgee or as otherwise instructed by the Pledgee, without further consent by the Pledgor. Securities Intermediary shall have no responsibility or liability to Pledgor for complying with any order or instruction, whether oral or written, concerning the Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgee and shall have no responsibility to investigate the appropriateness of any such order or instruction, even if Pledgor notifies Securities Intermediary that Pledgee is not legally entitled to originate any such order or instruction. Securities Intermediary shall have no responsibility or liability to Pledgee for complying with any order or instruction, whether oral or written, concerning the Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgor except to the extent such compliance would cause Securities Intermediary to violate (i) paragraph 6 hereof or (ii) written orders or instructions previously received from Pledgee, including without limitation, a Notice of Exclusive Control, but only to the extent Securities Intermediary has had reasonable opportunity to act thereon. Securities Intermediary shall be able to rely upon any notice, order or instruction that it reasonably believes to be genuine. Securities Intermediary shall have no responsibility or liability to Pledgee with respect to the value of the Collateral Account or any of the Collateral. This Agreement does not create any obligation or duty on the part of Securities Intermediary other than those expressly set forth herein.

8.	The Pledgor agrees to indemnify and hold the Securities Intermediary, its directors, officers, employees, and agents harmless from and against any and all claims, causes of action, liabilities, losses, lawsuits, demands, damages, costs and expenses, including without limitation court costs and reasonable attorneys’ fees and expenses, that may arise out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Securities Intermediary’s gross negligence or willful misconduct. The obligations of the Pledgor set forth in this paragraph 8 shall survive the termination of this Agreement.

9.	The Securities Intermediary is instructed that the Collateral Account is to remain a “cash account” within the meaning of Regulation T issued by the Board of Governors of the Federal Reserve System. The Securities Intermediary represents that it has not received notice regarding any lien, encumbrance or other claim to the Collateral or the Collateral Account from any other person and has not entered into an agreement with any third party to act on such third party’s instructions without further consent of the Pledgor. The Securities Intermediary further agrees not to enter into any such agreement with any third party.

10.	The Securities Intermediary subordinates to the lien and security interest of the Pledgee any right of setoff, encumbrance, security interest, lien or other claim that it may have against the Collateral, except for any lien, claim, encumbrance or right of set off against the Collateral Account for (i) customary commissions and fees arising from permitted trading activity within the Collateral Account, and (ii) payment owed to Securities Intermediary for open trade commitments for the purchase and/or sale of financial assets in and for the Collateral Account (the “Unsubordinated Obligations”).

11.	To the extent a conflict exists between the terms of this Agreement and any account agreement between the Pledgor and the Securities Intermediary, the terms of this Agreement will control, provided that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Securities Intermediary and Pledgor.

12.	The terms of this Agreement may not be modified except by a writing signed by all parties hereto.
Aircraft Mortgage and Security Agreement

13.	Securities Intermediary reserves the right, unilaterally, to terminate this Agreement, such termination to be effective thirty (30) days after written notice thereof is given to Pledgor and Pledgee. At the end of such thirty (30) day period, Securities Intermediary will deliver all assets held in the Collateral Account to Pledgee unless Pledgee and Pledgor deliver joint instructions to Securities Intermediary during such thirty (30) day period to deliver or transfer the assets held in the Collateral Account to another party or securities intermediary. In the event that it is not possible or practicable, in the judgment of the Securities Intermediary, to transfer the Collateral or deliver the Collateral to any other party, the Securities Intermediary will sell such assets and deliver the proceeds according to the instructions provided by the Pledgee or the joint instructions given by the Pledgee and Pledgor. Nothing set forth in this provision shall be deemed to limit the right of Pledgee to issue orders or instructions to the Securities Intermediary pursuant to paragraph 6 hereof. Pledgee may terminate this Agreement by giving notice to Securities Intermediary and Pledgor. Termination shall not affect any of the rights or liabilities of the parties hereto incurred before the date of termination.

14.	This Agreement and the Loan Documents set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to paragraph 10 above, supersedes any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

15.	Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and may be delivered in person, sent by facsimile or other electronic means if electronic confirmation of error free receipt is received, or sent by United States mail, postage prepaid, addressed to the party at the address set forth below.

16.	The Securities Intermediary will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of the Securities Intermediary, if (i) such failure or delay is caused by circumstances beyond the reasonable control of the Securities Intermediary, including without limitation legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, terrorism, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communication or transmission facilities, equipment failure, or act, negligence or default of Pledgor or (ii) such failure or delay resulted from Securities Intermediary’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

17.	Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable costs, expenses and attorneys’ fees incurred in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder). Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable costs, expenses and attorneys’ fees incurred by Securities Intermediary in connection with the enforcement of this Agreement or any instrument or agreement required hereunder, including without limitation any reasonable costs, expenses, and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Securities Intermediary’s rights hereunder in a case arising under Title 11, United States Code. This paragraph 17 shall survive termination of this Agreement.

18.	Notwithstanding any of the other provisions of this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Pledgor, or
Aircraft Mortgage and Security Agreement

in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Pledgor, Securities Intermediary may act as Securities Intermediary deems necessary to comply with all applicable provisions of governing statutes and Pledgor shall not assert any claim against Securities Intermediary for so doing.

19.	If any term or provision of this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

20.	This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute one and the same agreement.

21.	This Agreement is being delivered in New York and shall be governed and construed in accordance with the law of the State of New York.
* * * * * *
Aircraft Mortgage and Security Agreement

IN WITNESS WHEREOF, the Pledgor and the Pledgee have agreed to the terms of this Agreement as of the date indicated above.

PLEDGOR:	PLEDGEE:

TEMESCAL AIRCRAFT INC.	CITIBANK, N.A., as Collateral Agent

By:	By:
Name:	Name:
Title:	Title:
Telephone No.:	Telephone No.:

Address:	Address:

10250 Constellation Blvd., Suite 3400	388 Greenwich Street, 14th Floor
Los Angeles, CA 90067	New York, NY 10013
Attention: Treasurer with a copy to the General Counsel	Attention: Jenny Cheng
Facsimile No. (310) 788-1990	Facsimile No. (212) 657-2762

Date: March 30, 2011	Date: March 30, 2011

Acknowledged and Agreed to: SECURITIES INTERMEDIARY CITIBANK, N.A.
By:
Name:
Title:
Date:

Address:
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Facsimile No. (212) 657-2762
Date: March 30, 2011
Aircraft Mortgage and Security Agreement

Exhibit A

[Letterhead of the Pledgee]

[Date]
     A. BY FACSIMILE TRANSMISSION AND CERTIFIED MAIL
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Facsimile No. (212) 657-2762
Re: Temescal Aircraft Inc.
      Account No. 798628
     B. NOTICE OF EXCLUSIVE CONTROL
Ladies and Gentlemen:
As referenced in the Collateral Account Control Agreement, dated as of March 30, 2011, among Temescal Aircraft Inc., as Pledgor, Citibank, N.A., as Collateral Agent for the Secured Parties, as Pledgee, and Citibank, N.A., as Securities Intermediary, we hereby give you notice of our exclusive control over securities account number 798628 (the “Collateral Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instruction or entitlement order with respect to the Collateral Account or the financial assets credited thereto from any person other than the undersigned.
You are hereby instructed to [deliver][invest] the financial assets in the Collateral Account and cash dividends, interest, income, earning, and other distributions received with respect thereto, as follows:
[

                                                            ]

Very truly yours, CITIBANK, N.A., as Collateral Agent
By:
Name:
Title:

     cc:   Temescal Aircraft Inc.
Aircraft Mortgage and Security Agreement

EXHIBIT D
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF FAA AIRCRAFT MORTGAGE
FAA AIRCRAFT MORTGAGE (MSN [                    ])
          THIS FAA AIRCRAFT MORTGAGE (MSN [                    ]) (this “Agreement”) dated as of [      ], is made by and between [                    ], as grantor (the “Grantor”), and CITIBANK, N.A., a national banking association, as the Collateral Agent (the “Collateral Agent”) under the Aircraft Mortgage and Security Agreement (the “Aircraft Mortgage”), dated as of March 30, 2011, among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (the “Borrower”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), CHARMLEE AIRCRAFT INC., a California corporation (the “CA Subsidiary Holdco”), and the additional grantors referred to therein, as the grantors, and CITIBANK, N.A., as the Collateral Agent. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.
W I T N E S S E T H:
          WHEREAS, Parent Holdco, the Borrower, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, Citibank, N.A., as the administrative agent, the lenders identified therein and the Collateral Agent have entered into the Credit Agreement, dated as of March 30, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made the Loans to the Borrower;
          WHEREAS, the Grantor and the Collateral Agent have entered into the Aircraft Mortgage in order to secure the payment and performance of all obligations of the Borrower Parties under the Credit Agreement; and
          WHEREAS, the Grantor has agreed to secure the Secured Obligations by granting to the Collateral Agent for the benefit of the Secured Parties a Lien on its interest in the airframes (the “Airframes”) and engines (the “Engines”) described in Schedule I hereto (collectively, the “Pool Aircraft”) and on certain other property and rights relating thereto; and
          NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Loan Documents and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Collateral Agent hereby agree as follows:
     1. SECURITY INTEREST.
          The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Collateral Agent, subject to no prior interests of any Person whatsoever except for a lessee under a Lease, in the following collateral (collectively, the “Mortgage Collateral”) attaching on the date of this Agreement all of such Grantor’s rights, title and interest in and to:
Aircraft Mortgage and Security Agreement

a.	each Pool Aircraft, including the Airframe and Engines with respect to such Pool Aircraft as the same is now and will hereafter be constituted, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe;

b.	all Parts of whatever nature, which are from time to time relating to any Airframe or Engine, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to any Airframe or Engine (other than additions, improvements accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts);

c.	all of the Grantor’s right, title and interest in the technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance, technical records in respect of a Pool Aircraft that are Owned by a Grantor and required pursuant to applicable law to be maintained with respect to such Pool Aircraft, and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time made, or required to be made, pursuant to applicable law, and in each case in whatever form and whatever means or medium (including, without limitation, microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by the relevant lessee of the Pool Aircraft (collectively, the “Aircraft Documents”);

d.	any money or non-money proceeds of an Airframe or Engine arising from the total or partial loss or destruction of such Airframe or its Engine or its total or partial confiscation, condemnation or requisition up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder; and

e.	all proceeds, howsoever arising, of the foregoing.
          TO HAVE AND TO HOLD the Mortgage Collateral unto the Collateral Agent, and its successors and assigns, as security for the Secured Obligations.
2. INCORPORATION BY REFERENCE. THE SECURITY INTEREST IN THE MORTGAGE COLLATERAL CREATED UNDER THIS AGREEMENT IS GRANTED IN ACCORDANCE WITH THE AIRCRAFT MORTGAGE AND ALL OF THE TERMS AND CONDITIONS THEREOF, INCLUDING BUT NOT LIMITED TO PROVISIONS RELATING TO THE EXERCISE OF REMEDIES, SHALL BE INCORPORATED HEREIN BY REFERENCE.
Aircraft Mortgage and Security Agreement

3.	MISCELLANEOUS
          3.1 Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Collateral Agent and their respective permitted successors, assigns and transferees.
          3.2 Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.
          3.3 Governing Law. THIS AGREEMENT IS DELIVERED IN AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          3.4 Further Assurances. At any time and from time to time, upon the request of the Collateral Agent, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents that may be necessary, or that the Collateral Agent may reasonably request, in order for the Collateral Agent to obtain the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Aircraft Mortgage.
          3.5 Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:
If to the Grantor:
[                    ]
[ADDRESS]
Attention: [                    ]
Fax: [                    ]
If to the Collateral Agent:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Fax: 212-657-2762
Aircraft Mortgage and Security Agreement

3.6	Collateral Agent.
          The Collateral Agent shall be afforded all of the rights, protections, immunities and indemnities set forth in the Aircraft Mortgage as if such rights, protections, immunities and indemnities were specifically set forth herein.
3.7	Cape Town Convention.
          The parties hereto agree that for the purposes of the Cape Town Convention, each Airframe and Engine is an “aircraft object” (as defined in the Protocol) and this Agreement constitutes an International Interest in each such Airframe and each such Engine.
3.8	Execution in Counterparts.
          This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.
[Remainder of page intentionally left blank]
Aircraft Mortgage and Security Agreement

     IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this FAA Aircraft Mortgage to be executed as of the day and year first above written and to be delivered in the State of New York.

GRANTOR:	[ ]
By:
Name:
Title:

COLLATERAL AGENT:	CITIBANK, N.A., not in its individual capacity but solely as Collateral Agent
By:
Name:
Title:

Aircraft Mortgage and Security Agreement

APPENDIX A
FAA AIRCRAFT MORTGAGE
DEFINITIONS
     For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Aircraft Mortgage, and the following terms have the meanings indicated below:
          “Agreement” has the meaning specified in the recital of parties to this Agreement.
          “Aircraft Documents” has the meaning assigned to such term in Section 1(c) of this Agreement.
          “Aircraft Mortgage” has the meaning specified in the preliminary statements to this Agreement.
          “Airframes” has the meaning specified in the third recital of this Agreement.
          “Borrower Parties” has the meaning specified in the Credit Agreement.
          “Cape Town Convention” has the meaning specified in the Credit Agreement.
          “Credit Agreement” has the meaning specified in the first recital of this Agreement.
          “Engines” has the meaning specified in the third recital of this Agreement.
          “Grantor” has the meaning specified in the recital of parties to this Agreement.
          “International Interest” has the meaning specified in the Cape Town Convention.
          “Lease” means a lease agreement relating to any Pool Aircraft, which is listed on Schedule I hereto, as such schedule is supplemented (or, if not so supplemented, required to be supplemented) pursuant to the terms of the Credit Agreement from time to time, between a Borrower Party (as lessor), and a lessee, in each case together with all schedules, supplements and amendments thereto and each other document, agreement and instrument related thereto.
          “Lien” has the meaning specified in the Credit Agreement.
          “Loan Documents” has the meaning specified in the Credit Agreement.
          “Mortgage Collateral” means the Pool Aircraft and other property described in Section 1 hereof and subject to the security interest created by this Agreement.
Aircraft Mortgage and Security Agreement

          “Owned” has the meaning specified in the Credit Agreement.
          “Part” means all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines, and (b) any appliance, part, component, instrument, appurtenance, accessory, furnishing, seat or other equipment that would qualify as a removable part and is leased by a lessee from a third party or is subject to a security interest granted to a third party), that may from time to time be installed or incorporated in or attached or appurtenant to any Airframe or any Engine or removed therefrom and, if the applicable Pool Aircraft or Engine is subject to a Lease, is owned by a Grantor under the terms of such Lease.
          “Person” has the meaning specified in the Credit Agreement.
          “Pool Aircraft” has the meaning specified in the third recital of this Agreement.
          “Protocol” has the meaning specified in the Credit Agreement.
          “Secured Obligations” has the meaning given to the term “Secured Obligations” in the Aircraft Mortgage.
          “Secured Parties” has the meaning given to the term “Secured Parties” in the Aircraft Mortgage.
Aircraft Mortgage and Security Agreement

SCHEDULE I
FAA AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
MORTGAGE COLLATERAL
“Aircraft [__]” means:
     one (1) [__________] Model [__________]1 aircraft bearing manufacturer’s serial no. [_____] and FAA registration number [_____];
     together with two (2) [__________]2 Model [__________]3 aircraft engines (each of which engines has 550 or more rated takeoff horsepower and is a jet propulsion aircraft engine having at least 1750 pound of thrust or the equivalent thereof) bearing manufacturer’s serial nos. [_____] and [_____] respectively.

1 Described on the International Registry drop down menu as [__].
2 Described on the International Registry drop down menu as [__].
3 Described on the International Registry drop down menu as [__].
Aircraft Mortgage and Security Agreement

EXHIBIT E
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT
FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT (MSN [_____])
     THIS FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT (MSN [_____]) (this “Agreement”) dated as of [__________], is made by and between [_____], as grantor (the “Grantor”), and CITIBANK, N.A., a national banking association, as the Collateral Agent (the “Collateral Agent”) under the Aircraft Mortgage and Security Agreement (the “Aircraft Mortgage”), dated as of March 30, 2011, among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (the “Borrower”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), CHARMLEE AIRCRAFT INC., a California Corporation (the “CA Subsidiary Holdco”) and the additional grantors referred to therein, as the grantors, and CITIBANK, N.A., as the Collateral Agent. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.
W I T N E S S E T H:
     WHEREAS, Parent Holdco, the Borrower, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, Citibank, N.A., as the administrative agent, the lenders identified therein and the Collateral Agent have entered into the Credit Agreement, dated as of March 30, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made the Loans to the Borrower;
     WHEREAS, the Grantor and the Collateral Agent have entered into the Aircraft Mortgage in order to secure the payment and performance of all obligations of the Borrower Parties under the Credit Agreement; and
     WHEREAS, the Grantor has agreed to secure the Secured Obligations by granting to the Collateral Agent for the benefit of the Secured Parties a Lien on its interest in the airframes (the “Airframes”) and engines (the “Engines”) described in Schedule I hereto (collectively, the “Pool Aircraft”) and by granting to the Collateral Agent a Lien on and security interest in its rights under the lease agreements described in Schedule I hereto together with all schedules, supplements and amendments thereto (the “Assigned Leases”) and on certain other property and rights relating thereto; and
     NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Loan Documents and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Collateral Agent hereby agree as follows:
     1. SECURITY INTEREST. The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Collateral Agent, subject to no prior interests of any Person whatsoever except for the lessee under each Assigned
Aircraft Mortgage and Security Agreement

Lease, in the following collateral (collectively, the “Mortgage Collateral”) attaching on the date of this Agreement all of such Grantor’s rights, title and interest in and to:
a.	each Pool Aircraft, including the Airframe and Engines with respect to such Pool Aircraft as the same is now and will hereafter be constituted, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe

b.	all Parts of whatever nature, which are from time to time relating to any Airframe or Engine, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to any Airframe or Engine (other than additions, improvements accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts);

c.	all of the Grantor’s right, title and interest in the technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance, technical records in respect of a Pool Aircraft that are Owned by a Grantor and required pursuant to applicable law to be maintained with respect to such Pool Aircraft, and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time made, or required to be made, pursuant to applicable law, and in each case in whatever form and whatever means or medium (including, without limitation, microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by the relevant lessee of the Pool Aircraft (collectively, the “Aircraft Documents”);

d.	any money or non-money proceeds of an Airframe or Engine arising from the total or partial loss or destruction of such Airframe or its Engine or its total or partial confiscation, condemnation or requisition up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder;

e.	each Assigned Lease, including without limitation: (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases up to the amount of hull insurance in respect of such Pool Aircraft required to be carried under the Aircraft Mortgage, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Pool Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity; and

f.	all proceeds, howsoever arising, of the foregoing.
          TO HAVE AND TO HOLD the Mortgage Collateral unto the Collateral Agent, and its successors and assigns, as security for the Secured Obligations.
Aircraft Mortgage and Security Agreement

2. INCORPORATION BY REFERENCE. THE SECURITY INTEREST IN THE MORTGAGE COLLATERAL CREATED UNDER THIS AGREEMENT IS GRANTED IN ACCORDANCE WITH THE AIRCRAFT MORTGAGE AND ALL OF THE TERMS AND CONDITIONS THEREOF, INCLUDING BUT NOT LIMITED TO PROVISIONS RELATING TO THE EXERCISE OF REMEDIES, SHALL BE INCORPORATED HEREIN BY REFERENCE.
     3. MISCELLANEOUS
          3.1 Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Collateral Agent and their respective permitted successors, assigns and transferees.
          3.2 Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.
          3.3 Governing Law. THIS AGREEMENT IS DELIVERED IN AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          3.4 Further Assurances. At any time and from time to time, upon the request of the Collateral Agent, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents that may be necessary, or that the Collateral Agent may reasonably request, in order for the Collateral Agent to obtain the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Aircraft Mortgage.
          3.5 Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:
If to the Grantor:
[_____]
[ADDRESS]
Attention: [_____]
Fax: [_____]
If to the Collateral Agent:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Fax: 212-657-2762
Aircraft Mortgage and Security Agreement

          3.6 Collateral Agent.
               The Collateral Agent shall be afforded all of the rights, protections, immunities and indemnities set forth in the Aircraft Mortgage as if such rights, protections, immunities and indemnities were specifically set forth herein.
          3.7 Cape Town Convention.
          The parties hereto agree that for the purposes of the Cape Town Convention, each Airframe and Engine is an “aircraft object” (as defined in the Protocol) and this Agreement constitutes (i) an International Interest in each such Airframe and each such Engine and (ii) with respect to a Lease that constitutes an International Interest, an assignment of such International Interest and associated rights associated with each such Airframe and each such Engine as regards each Assigned Lease.
          3.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.
[Remainder of page intentionally left blank]
Aircraft Mortgage and Security Agreement

     IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this FAA Aircraft Mortgage and Lease Security Assignment to be executed as of the day and year first above written and to be delivered in the State of New York.

GRANTOR:	[__________]
By:
Name:
Title:

COLLATERAL AGENT:	CITIBANK, N.A., not in its individual capacity but solely as Collateral Agent
By:
Name:
Title:

Aircraft Mortgage and Security Agreement

APPENDIX A
FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT
DEFINITIONS
     For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Aircraft Mortgage, and the following terms have the meanings indicated below:
          “Agreement” has the meaning specified in the recital of parties to this Agreement.
          “Aircraft” has the meaning specified in the third recital of this Agreement.
          “Aircraft Documents” has the meaning assigned to such term in Section 1(c) of this Agreement.
          “Aircraft Mortgage” has the meaning specified in the preliminary statements to this Agreement.
          “Airframes” has the meaning specified in the third recital of this Agreement.
          “Assigned Lease” has the meaning specified in the third recital of this Agreement.
          “Borrower Parties” has the meaning specified in the Credit Agreement.
          “Cape Town Convention” has the meaning specified in the Credit Agreement.
          “Credit Agreement” has the meaning specified in the first recital of this Agreement.
          “Engines” has the meaning specified in the third recital of this Agreement.
          “Grantor” has the meaning specified in the recital of parties to this Agreement.
          “International Interest” has the meaning specified in the Cape Town Convention.
          “Lien” has the meaning specified in the Credit Agreement.
          “Loan Documents” has the meaning specified in the Credit Agreement.
          “Mortgage Collateral” means the Pool Aircraft, the Assigned Leases and other property described in Section 1 hereof and subject to the security interest created by this Agreement.
          “Owned” has the meaning specified in the Credit Agreement.
Aircraft Mortgage and Security Agreement

          “Part” means all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines, and (b) any appliance, part, component, instrument, appurtenance, accessory, furnishing, seat or other equipment that would qualify as a removable part and is leased by a lessee from a third party or is subject to a security interest granted to a third party), that may from time to time be installed or incorporated in or attached or appurtenant to any Airframe or any Engine or removed therefrom and, if the applicable Aircraft or Engine is subject to a Lease, is owned by a Grantor under the terms of such Lease.
          “Person” has the meaning specified in the Credit Agreement..
          “Pool Aircraft” has the meaning specified in the third recital of this Agreement.
          “Protocol” has the meaning specified in the Credit Agreement.
          “Secured Obligations” has the meaning given to the term “Secured Obligations” in the Aircraft Mortgage.
          “Secured Parties” has the meaning given to the term “Secured Parties” in the Aircraft Mortgage.
Aircraft Mortgage and Security Agreement

SCHEDULE I
FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT
MORTGAGE COLLATERAL
     “Airframe [__]” means one (1) [__________] Model [__________]1 aircraft bearing manufacturer’s serial no. [_____] and FAA registration number [_____].
     “Engines [__]” means two (2) [__________]2 Model [__________]3 aircraft engines (each of which engines has 550 or more rated takeoff horsepower and is a jet propulsion aircraft engine having at least 1750 pound of thrust or the equivalent thereof) bearing manufacturer’s serial nos. [_____] and [_____] respectively.
     [Lease Agreement] dated [__________], between [__________] and [__________] relating to Airframe [__] and Engines [__] recorded by the Federal Aviation Administration on _______________ and assigned Conveyance No. ____________.

1     Described on the International Registry drop down menu as [__].
2     Described on the International Registry drop down menu as [__].
3     Described on the International Registry drop down menu as [__].
Aircraft Mortgage and Security Agreement

EXHIBIT F
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF FAA LEASE SECURITY ASSIGNMENT
FAA LEASE SECURITY ASSIGNMENT (MSN [_____])
          THIS FAA LEASE SECURITY ASSIGNMENT (MSN [_____]) (this “Assignment”) dated as of [__________], is made by and between [_____], as grantor (the “Grantor”), and CITIBANK, N.A., a national banking association, as the Collateral Agent (the “Collateral Agent”) under the Aircraft Mortgage and Security Agreement (the “Aircraft Mortgage”), dated as of March 30, 2011, among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (the “Borrower”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), CHARMLEE AIRCRAFT INC., a California corporation (the “CA Subsidiary Holdco”) and the additional grantors referred to therein, as the grantors, and CITIBANK, N.A., as the Collateral Agent. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.
W I T N E S S E T H:
     WHEREAS, Parent Holdco, the Borrower, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, Citibank, N.A., as the administrative agent, the lenders identified therein and the Collateral Agent have entered into the Credit Agreement, dated as of March 30, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made the Loans to the Borrower; and
     WHEREAS, the Grantor and the Collateral Agent have entered into the Aircraft Mortgage in order to secure the payment and performance of all obligations of the Borrower Parties under the Credit Agreement; and
     WHEREAS, the Grantor has agreed to secure the Secured Obligations by assigning to the Collateral Agent the lease agreements as more fully described on Schedule 1 hereto, together with all schedules, supplements and amendments thereto (the “Assigned Leases”); and
     NOW THEREFORE, the Grantor hereby agrees as follows with the Collateral Agent for its benefit and the benefit of the other Secured Parties:
1. The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Collateral Agent, subject to no prior interests of any Person whatsoever except for the lessee under each Assigned Lease, in all of such Grantor’s rights, title and interest in and to each Assigned Lease, including without limitation: (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases up to the amount of hull insurance in respect of such Pool Aircraft required to be carried under the Aircraft Mortgage, (iii) claims of such
Aircraft Mortgage and Security Agreement

Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Pool Aircraft subject to such Assigned Lease, (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity and (vi) all proceeds, howsoever arising, of the foregoing.
2. INCORPORATION BY REFERENCE. THE SECURITY INTEREST CREATED UNDER THIS ASSIGNMENT IS GRANTED IN ACCORDANCE WITH THE AIRCRAFT MORTGAGE AND ALL OF THE TERMS AND CONDITIONS THEREOF, INCLUDING BUT NOT LIMITED TO PROVISIONS RELATING TO THE GRANTOR’S RIGHTS IN RESPECT OF DEALING WITH ANY ASSIGNED LEASE AND THE COLLATERAL AGENT’S EXERCISE OF REMEDIES, SHALL BE INCORPORATED HEREIN BY REFERENCE.
3. MISCELLANEOUS
     3.1 Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Collateral Agent and their respective permitted successors, assigns and transferees.
     3.2 Severability. Any provision of this Assignment prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.
     3.3 Governing Law. THIS ASSIGNMENT IS DELIVERED IN AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     3.4 Further Assurances. At any time and from time to time, upon the request of the Collateral Agent, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents that may be necessary, or that the Collateral Agent may reasonably request, in order for the Collateral Agent to obtain the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Aircraft Mortgage.
     3.5 Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:
          If to the Grantor:
Aircraft Mortgage and Security Agreement

[_____]
[ADDRESS]
Attention: [_____]
Fax: [_____]
          If to the Collateral Agent:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Fax: 212-657-2762
     3.6 Collateral Agent.
          The Collateral Agent shall be afforded all of the rights, protections, immunities and indemnities set forth in the Aircraft Mortgage as if such rights, protections, immunities and indemnities were specifically set forth herein.
     3.7 Cape Town Convention.
     The parties hereto agree that for the purposes of the Cape Town Convention, each Airframe and Engine are “aircraft objects” (as defined in the Protocol) and this Assignment constitutes, with respect to a Lease that constitutes an International Interest, an assignment of such International Interest and associated rights associated with each Airframe and Engine as regards the Assigned Lease.
     3.8 Execution in Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.
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Aircraft Mortgage and Security Agreement

IN WITNESS WHEREOF, the undersigned have executed or caused this Assignment to be executed on the day and year first written above.

GRANTOR: [_____]
By:
Name:
Title:

COLLATERAL AGENT: CITIBANK, N.A., not in its individual capacity but solely as Collateral Agent
By:
Name:
Title:
Aircraft Mortgage and Security Agreement

APPENDIX A
FAA LEASE SECURITY ASSIGNMENT
DEFINITIONS
     For all purposes of this Assignment, all capitalized terms used, but not defined, in this Assignment shall have the respective meanings assigned to such terms in the Aircraft Mortgage, and the following terms have the meanings indicated below:
          “Assignment” has the meaning specified in the recital of parties to this Assignment.
          “Aircraft Mortgage” has the meaning specified in the preliminary statements to this Assignment.
          “Airframes” means the airframes described in Schedule I hereto.
          “Assigned Lease” has the meaning specified in the third recital of this Assignment.
          “Borrower Parties” has the meaning specified in the Credit Agreement.
          “Cape Town Convention” has the meaning specified in the Credit Agreement.
          “Credit Agreement” has the meaning specified in the first recital of this Assignment.
          “Engines” means the engines described in Schedule I hereto.
          “Grantor” has the meaning specified in the recital of parties to this Assignment.
          “International Interest” has the meaning specified in the Cape Town Convention.
          “Lien” has the meaning specified in the Credit Agreement.
          “Person” has the meaning specified in the Credit Agreement.
          “Pool Aircraft” means, collectively, the Airframes and Engines.
          “Protocol” has the meaning specified in the Credit Agreement.
          “Secured Obligations” has the meaning given to the term “Secured Obligations” in the Aircraft Mortgage.
          “Secured Parties” has the meaning given to the term “Secured Parties” in the Aircraft Mortgage.
Aircraft Mortgage and Security Agreement

Schedule 1
to FAA Lease Security Assignment (MSN [_____])
     “Airframe [__]” means one (1) [__________] Model [__________]1 aircraft bearing manufacturer’s serial no. [_____] and FAA registration number [_____].
     “Engines [__]” means two (2) [__________]2 Model [__________]3 aircraft engines (each of which engines has 550 or more rated takeoff horsepower and is a jet propulsion aircraft engine having at least 1750 pound of thrust or the equivalent thereof) bearing manufacturer’s serial nos. [_____] and [_____] respectively.
     [Lease Agreement] dated [__________], between [__________] and [__________] relating to Airframe [__] and Engines [__] recorded by the Federal Aviation Administration on _______________ and assigned Conveyance No. ____________.

1     Described on the International Registry drop down menu as [__].
2     Described on the International Registry drop down menu as [__].
3     Described on the International Registry drop down menu as [__].

Aircraft Mortgage and Security Agreement

EXHIBIT G
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF NOTICE OF ASSIGNMENT
From: [__________] (the “Lessor”)
To: [__________] (the “Lessee”)
[DATE]
Ladies and Gentlemen:
We refer to the [Aircraft Lease Agreement] dated as of [__________] (as amended and supplemented, the “Lease”) entered into between Lessee and Lessor pertaining to one (1) [MANUFACTURER/MODEL] aircraft bearing manufacturer’s serial number [MSN] and registration number [REG] and [MANUFACTURER/MODEL] engines bearing manufacturer’s serial numbers [ESN] and [ESN], each of which is a jet propulsion engine bearing at least 1750 pounds of thrust or the equivalent thereof.
Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Lease, unless specifically defined herein.
The Lessor hereby gives you notice that by that certain Aircraft Mortgage and Security Agreement dated as of March 30, 2011, and made between the parties named therein including Lessor and Citibank, N.A., as the Collateral Agent (the “Collateral Agent”), the Lessor has assigned to the Collateral Agent by way of security all its right, title and interest in and to the Lease and the proceeds thereof, including certain insurance proceeds (the “Security Assignment”). The Lessor also notifies you that the Collateral Agent is a [Collateral Agent] as defined under the Lease.
Notwithstanding any contrary provision in the Lease, Citibank, N.A., as Collateral Agent, shall be the loss payee, a contract party and an additional insured, as applicable, on all hull and war risk policies of insurance and Citibank, N.A., as Collateral Agent and Administrative Agent shall be a contract party and an additional insured, as applicable, on all liability policies of insurance.
If the Collateral Agent issues to you a notice (a “Relevant Notice”) that its rights as assignee under the Security Assignment have become exercisable as provided therein, you are hereby authorized and required to thereafter perform, observe and comply with all your undertakings and obligations under the Lease in favor and for the benefit of the Collateral Agent as if the Collateral Agent were named as lessor therein instead of Lessor, and from and after the date of the Relevant Notice, you shall make all payments under the Lease as provided in the Relevant Notice or as the Collateral Agent shall otherwise direct.
Aircraft Mortgage and Security Agreement

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This notice and the instructions herein contained are irrevocable unless and until the Collateral Agent revokes them.
This notice shall be governed by and construed in accordance with [New York]/[English] law.
Very truly yours,
[__________]

By:
Name:
Title:

Aircraft Mortgage and Security Agreement

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